UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1.

Reports to Stockholders

Fidelity® SAI U.S. Value Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's ® ; and S&P ® ; are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones ® ; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI U.S. Value Index Fund	5.21%	7.63%

A     From December 19, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Focus Index℠ and S&P 500 ® Index performed over the same period.

20,000
17,500
15,000
12,500
10,000
9,000
$7,800
2018
2019
2020
2021
2022
Period Ending Values
$14,044 Fidelity® SAI U.S. Value Index Fund
$14,083 Fidelity U.S. Value Focus Index℠
$16,708 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 ®   index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund gained 5.21%, roughly in line with the 5.35% advance of the benchmark Fidelity U.S. Value Focus Index (Gross). By sector, energy advanced roughly 80% and contributed most. Health care stocks also helped, gaining about 14%. The consumer staples sector rose 13%, driven by the food, beverage & tobacco industry (+18%). Other notable contributors included the materials (+4%) and utilities (+8%) sectors. Conversely, communication services returned -21% and detracted most. This group was hampered by the media & entertainment (-31%) industry. Information technology (-10%) and consumer discretionary (-19%) also hurt. Other notable detractors included the financials (-2%) and industrials (-1%) sectors. Turning to individual stocks, the biggest individual contributor was Chevron (+66%), from the energy sector. Also in energy, Exxon Mobil (+65%), ConocoPhillips (+90%) and Occidental Petroleum (+200%) helped. Pfizer, within the pharmaceuticals, biotechnology & life sciences group, gained 21% and further boosted the fund. Conversely, the biggest individual detractor was Comcast (-35%), from the media & entertainment segment, followed by Intel (-30%), which is in the semiconductors & semiconductor equipment category. Within telecommunication services, Verizon returned approximately -13% and hurt. Other detractors were Citigroup (-21%), a stock in the banks industry, and Fidelity National Information Services (-30%), from the software & services segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	4.2
Pfizer, Inc.	3.6
Apple, Inc.	3.3
Verizon Communications, Inc.	3.1
Comcast Corp. Class A	3.1
Wells Fargo & Co.	3.1
Intel Corp.	2.8
Bristol-Myers Squibb Co.	2.7
AT&T, Inc.	2.4
Microsoft Corp.	2.4
30.7

Market Sectors (% of Fund's net assets)

Financials	21.4
Information Technology	17.1
Health Care	16.8
Energy	14.8
Communication Services	11.7
Materials	6.5
Consumer Discretionary	6.3
Consumer Staples	2.5
Industrials	2.3
Utilities	0.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.7%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 11.7%
Diversified Telecommunication Services - 5.9%
AT&T, Inc.	3,893,735	73,124,343
Liberty Global PLC Class A (a)	264,397	5,753,279
Lumen Technologies, Inc. (b)	506,003	5,510,373
Verizon Communications, Inc.	1,975,852	91,264,604
		175,652,599
Entertainment - 0.6%
Warner Bros Discovery, Inc. (a)	1,200,368	18,005,520
Interactive Media & Services - 0.6%
Alphabet, Inc. Class A (a)	145,744	16,952,942
Media - 4.6%
Comcast Corp. Class A	2,431,676	91,236,484
DISH Network Corp. Class A (a)	136,446	2,370,067
Fox Corp. Class A	242,255	8,021,063
Interpublic Group of Companies, Inc.	214,217	6,398,662
News Corp. Class A	278,251	4,769,222
Nexstar Broadcasting Group, Inc. Class A	21,984	4,141,126
Omnicom Group, Inc.	107,274	7,492,016
Paramount Global Class B	336,477	7,957,681
TEGNA, Inc.	120,399	2,521,155
		134,907,476
TOTAL COMMUNICATION SERVICES		345,518,537
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.2%
BorgWarner, Inc.	130,392	5,014,876
Automobiles - 2.2%
Ford Motor Co.	2,147,863	31,552,107
General Motors Co. (a)	792,980	28,753,455
Harley-Davidson, Inc.	80,206	3,032,589
Thor Industries, Inc. (b)	29,949	2,525,599
		65,863,750
Hotels, Restaurants & Leisure - 0.5%
Boyd Gaming Corp.	43,532	2,416,461
Expedia, Inc. (a)	82,285	8,726,324
Penn National Gaming, Inc. (a)	88,961	3,073,603
		14,216,388
Household Durables - 1.6%
D.R. Horton, Inc.	174,060	13,581,902
Lennar Corp. Class A	147,350	12,524,750
Mohawk Industries, Inc. (a)	28,008	3,598,468
PulteGroup, Inc.	129,311	5,640,546
Tempur Sealy International, Inc.	95,534	2,625,274
Toll Brothers, Inc.	60,002	2,950,898
Whirlpool Corp. (b)	30,584	5,287,056
		46,208,894
Leisure Products - 0.1%
Brunswick Corp.	41,212	3,301,905
Multiline Retail - 0.2%
Kohl's Corp.	69,978	2,039,159
Macy's, Inc.	155,006	2,735,856
		4,775,015
Specialty Retail - 1.0%
Asbury Automotive Group, Inc. (a)	12,043	2,067,061
AutoNation, Inc. (a)	19,360	2,298,806
Bath & Body Works, Inc.	129,788	4,612,666
Best Buy Co., Inc.	110,184	8,483,066
Dick's Sporting Goods, Inc. (b)	31,589	2,956,415
Lithia Motors, Inc. Class A (sub. vtg.)	15,745	4,176,834
Williams-Sonoma, Inc. (b)	38,109	5,503,702
		30,098,550
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	80,305	3,909,247
Hanesbrands, Inc. (b)	189,804	2,122,009
PVH Corp.	36,739	2,274,879
Ralph Lauren Corp.	25,186	2,484,095
Tapestry, Inc.	136,996	4,607,175
		15,397,405
TOTAL CONSUMER DISCRETIONARY		184,876,783
CONSUMER STAPLES - 2.5%
Beverages - 0.2%
Molson Coors Beverage Co. Class B	102,500	6,124,375
Food & Staples Retailing - 0.5%
Walgreens Boots Alliance, Inc.	389,619	15,436,705
Food Products - 1.8%
Archer Daniels Midland Co.	287,890	23,828,655
The Kraft Heinz Co.	386,295	14,227,245
Tyson Foods, Inc. Class A	158,423	13,942,808
		51,998,708
TOTAL CONSUMER STAPLES		73,559,788
ENERGY - 14.8%
Oil, Gas & Consumable Fuels - 14.8%
APA Corp.	184,058	6,841,436
Chesapeake Energy Corp. (b)	61,641	5,804,733
Chevron Corp.	369,763	60,559,784
Civitas Resources, Inc.	39,309	2,317,659
ConocoPhillips Co.	703,406	68,532,847
Coterra Energy, Inc.	437,803	13,392,394
Devon Energy Corp.	333,658	20,970,405
Diamondback Energy, Inc.	90,795	11,623,576
EOG Resources, Inc.	148,003	16,460,894
Exxon Mobil Corp.	1,280,786	124,146,585
Kinder Morgan, Inc.	995,138	17,902,533
Marathon Oil Corp.	385,090	9,550,232
Marathon Petroleum Corp.	64,313	5,894,930
Matador Resources Co.	60,421	3,491,125
Murphy Oil Corp.	79,411	2,790,503
Occidental Petroleum Corp.	484,293	31,842,265
Ovintiv, Inc.	140,761	7,191,479
PDC Energy, Inc.	51,936	3,411,676
Phillips 66 Co.	261,722	23,293,258
SM Energy Co.	66,318	2,737,607
		438,755,921
FINANCIALS - 21.4%
Banks - 8.8%
Bank of America Corp.	2,135,791	72,211,094
Citigroup, Inc.	1,056,171	54,815,275
Citizens Financial Group, Inc.	266,387	10,114,714
FNB Corp., Pennsylvania	183,674	2,196,741
KeyCorp	506,324	9,265,729
Popular, Inc.	41,666	3,236,198
Regions Financial Corp.	508,467	10,769,331
Synovus Financial Corp.	79,094	3,193,816
Valley National Bancorp	228,736	2,673,924
Wells Fargo & Co.	2,061,523	90,439,014
		258,915,836
Capital Markets - 3.2%
Carlyle Group LP	76,679	2,983,580
Evercore, Inc. Class A	22,091	2,208,437
Franklin Resources, Inc.	152,337	4,181,651
Goldman Sachs Group, Inc.	186,794	62,275,252
Invesco Ltd.	183,216	3,250,252
Janus Henderson Group PLC	91,308	2,353,007
Jefferies Financial Group, Inc.	104,259	3,395,716
State Street Corp.	199,773	14,191,874
		94,839,769
Consumer Finance - 2.0%
Ally Financial, Inc.	175,787	5,813,276
Capital One Financial Corp.	213,674	23,467,815
Discover Financial Services	152,712	15,423,912
OneMain Holdings, Inc.	57,913	2,154,364
SLM Corp.	146,501	2,285,416
Synchrony Financial	272,894	9,136,491
		58,281,274
Diversified Financial Services - 2.6%
Berkshire Hathaway, Inc. Class B (a)	225,017	67,640,110
Equitable Holdings, Inc.	192,815	5,481,730
Voya Financial, Inc. (b)	55,597	3,344,716
		76,466,556
Insurance - 4.3%
AFLAC, Inc.	283,876	16,266,095
American International Group, Inc.	430,635	22,293,974
Arch Capital Group Ltd. (a)	198,713	8,822,857
Assured Guaranty Ltd.	34,889	2,037,169
Axis Capital Holdings Ltd.	42,183	2,129,820
Everest Re Group Ltd.	21,462	5,609,094
Fidelity National Financial, Inc.	152,767	6,104,569
First American Financial Corp.	58,460	3,390,680
Lincoln National Corp.	87,960	4,515,866
Loews Corp.	105,839	6,165,122
MetLife, Inc.	376,045	23,784,846
Old Republic International Corp.	156,069	3,631,726
Prudential Financial, Inc.	204,016	20,399,560
Unum Group	109,421	3,522,262
		128,673,640
Mortgage Real Estate Investment Trusts - 0.3%
Annaly Capital Management, Inc.	849,409	5,843,934
Rithm Capital Corp.	253,939	2,770,474
		8,614,408
Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd.	58,562	2,445,549
MGIC Investment Corp.	168,489	2,382,434
New York Community Bancorp, Inc.	254,117	2,698,723
		7,526,706
TOTAL FINANCIALS		633,318,189
HEALTH CARE - 16.8%
Biotechnology - 3.6%
Gilead Sciences, Inc.	682,210	40,762,048
Moderna, Inc. (a)	188,215	30,884,199
Regeneron Pharmaceuticals, Inc. (a)	58,755	34,177,196
		105,823,443
Health Care Equipment & Supplies - 0.4%
Hologic, Inc. (a)	135,426	9,666,708
QuidelOrtho Corp. (a)	27,221	2,777,631
		12,444,339
Health Care Providers & Services - 6.1%
Centene Corp. (a)	318,140	29,577,476
Cigna Corp.	172,575	47,520,252
CVS Health Corp.	713,272	68,245,865
DaVita HealthCare Partners, Inc. (a)	32,950	2,773,072
Laboratory Corp. of America Holdings	50,365	13,205,199
Quest Diagnostics, Inc.	63,722	8,702,514
Tenet Healthcare Corp. (a)	58,619	3,875,888
Universal Health Services, Inc. Class B	36,531	4,108,642
		178,008,908
Pharmaceuticals - 6.7%
Bristol-Myers Squibb Co.	1,076,901	79,453,756
Organon & Co.	138,024	4,378,121
Perrigo Co. PLC	73,227	3,066,014
Pfizer, Inc.	2,085,441	105,335,625
Viatris, Inc.	659,766	6,393,133
		198,626,649
TOTAL HEALTH CARE		494,903,339
INDUSTRIALS - 2.3%
Air Freight & Logistics - 1.0%
FedEx Corp.	129,699	30,231,540
Airlines - 0.1%
Alaska Air Group, Inc. (a)	68,623	3,042,058
Building Products - 0.5%
Builders FirstSource, Inc. (a)	94,007	6,392,476
Owens Corning	52,826	4,899,083
UFP Industries, Inc.	34,147	3,148,695
		14,440,254
Electrical Equipment - 0.1%
Atkore, Inc. (a)	23,461	2,328,973
Machinery - 0.1%
Allison Transmission Holdings, Inc.	52,829	2,211,950
Marine - 0.1%
ZIM Integrated Shipping Services Ltd. (b)	42,141	2,099,465
Professional Services - 0.1%
Manpower, Inc.	28,702	2,250,524
Road & Rail - 0.2%
Knight-Swift Transportation Holdings, Inc. Class A	89,002	4,890,660
Ryder System, Inc.	27,821	2,178,941
		7,069,601
Trading Companies & Distributors - 0.1%
AerCap Holdings NV (a)(b)	72,113	3,234,989
TOTAL INDUSTRIALS		66,909,354
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 0.1%
Lumentum Holdings, Inc. (a)(b)	37,549	3,396,683
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	35,932	4,605,404
Avnet, Inc.	53,144	2,544,003
Corning, Inc.	413,075	15,184,637
Flex Ltd. (a)	252,528	4,242,470
II-VI, Inc. (a)	57,930	3,049,435
Jabil, Inc.	76,844	4,559,923
TD SYNNEX Corp.	22,488	2,258,245
Vontier Corp.	87,628	2,260,802
		38,704,919
IT Services - 3.4%
Amdocs Ltd.	61,684	5,370,209
DXC Technology Co. (a)	133,038	4,204,001
Fidelity National Information Services, Inc.	332,209	33,938,471
Fiserv, Inc. (a)	268,991	28,426,969
Global Payments, Inc.	153,034	18,719,119
SS&C Technologies Holdings, Inc.	120,623	7,137,263
The Western Union Co.	210,069	3,575,374
		101,371,406
Semiconductors & Semiconductor Equipment - 4.7%
Intel Corp.	2,223,985	80,752,895
Micron Technology, Inc.	607,327	37,569,248
MKS Instruments, Inc.	30,285	3,579,687
Qorvo, Inc. (a)	59,001	6,140,234
Skyworks Solutions, Inc.	87,568	9,534,404
		137,576,468
Software - 2.5%
Microsoft Corp.	258,285	72,510,931
NCR Corp. (a)	74,334	2,412,138
		74,923,069
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	591,228	96,080,462
Dell Technologies, Inc.	149,267	6,725,971
Hewlett Packard Enterprise Co.	707,467	10,074,330
HP, Inc.	572,598	19,119,047
Seagate Technology Holdings PLC	107,312	8,582,814
Western Digital Corp. (a)	170,433	8,368,260
		148,950,884
TOTAL INFORMATION TECHNOLOGY		504,923,429
MATERIALS - 6.5%
Chemicals - 3.3%
Celanese Corp. Class A	58,767	6,905,710
CF Industries Holdings, Inc.	113,503	10,838,401
Dow, Inc.	395,797	21,060,358
DuPont de Nemours, Inc.	276,391	16,923,421
Eastman Chemical Co.	70,134	6,727,955
Huntsman Corp.	108,442	3,140,480
LyondellBasell Industries NV Class A	140,615	12,531,609
Olin Corp.	75,519	3,947,378
The Chemours Co. LLC	84,600	3,010,914
The Mosaic Co.	196,961	10,371,966
		95,458,192
Containers & Packaging - 0.6%
Berry Global Group, Inc. (a)	70,904	4,087,616
International Paper Co.	201,672	8,625,511
WestRock Co.	138,672	5,874,146
		18,587,273
Metals & Mining - 2.5%
Alcoa Corp.	100,368	5,107,728
Cleveland-Cliffs, Inc. (a)	259,837	4,601,713
Commercial Metals Co.	66,113	2,619,397
Freeport-McMoRan, Inc.	788,373	24,873,168
Nucor Corp.	144,594	19,635,865
Reliance Steel & Aluminum Co.	33,711	6,413,518
Steel Dynamics, Inc.	97,529	7,595,559
United States Steel Corp.	141,808	3,353,759
		74,200,707
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	44,682	2,843,116
TOTAL MATERIALS		191,089,288
UTILITIES - 0.3%
Electric Utilities - 0.1%
NRG Energy, Inc.	129,116	4,874,129
Gas Utilities - 0.2%
UGI Corp.	114,282	4,932,411
TOTAL UTILITIES		9,806,540
TOTAL COMMON STOCKS (Cost $2,606,437,538)		2,943,661,168

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $298,198)	300,000	295,873

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	3,169,240	3,169,874
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	17,389,710	17,391,449
TOTAL MONEY MARKET FUNDS (Cost $20,561,323)		20,561,323

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $2,627,297,059)	2,964,518,364
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(11,977,597)
NET ASSETS - 100.0%	2,952,540,767

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	43	Sep 2022	8,887,025	617,729	617,729

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $295,873.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	72,626,158	335,402,281	404,858,565	14,251	-	-	3,169,874	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	42,917,213	550,410,816	575,936,580	191,507	-	-	17,391,449	0.0%
Total	115,543,371	885,813,097	980,795,145	205,758	-	-	20,561,323

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	345,518,537	345,518,537	-	-
Consumer Discretionary	184,876,783	184,876,783	-	-
Consumer Staples	73,559,788	73,559,788	-	-
Energy	438,755,921	438,755,921	-	-
Financials	633,318,189	633,318,189	-	-
Health Care	494,903,339	494,903,339	-	-
Industrials	66,909,354	66,909,354	-	-
Information Technology	504,923,429	504,923,429	-	-
Materials	191,089,288	191,089,288	-	-
Utilities	9,806,540	9,806,540	-	-

U.S. Government and Government Agency Obligations	295,873	-	295,873	-

Money Market Funds	20,561,323	20,561,323	-	-
Total Investments in Securities:	2,964,518,364	2,964,222,491	295,873	-
Derivative Instruments:

Assets
Futures Contracts	617,729	617,729	-	-
Total Assets	617,729	617,729	-	-
Total Derivative Instruments:	617,729	617,729	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	617,729	0
Total Equity Risk	617,729	0
Total Value of Derivatives	617,729	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $17,077,014) - See accompanying schedule:	$2,943,957,041
Unaffiliated issuers (cost $2,606,735,736)
Fidelity Central Funds (cost $20,561,323)	20,561,323

Total Investment in Securities (cost $2,627,297,059)		$2,964,518,364
Segregated cash with brokers for derivative instruments		127,129
Receivable for fund shares sold		476,039
Dividends receivable		5,807,152
Distributions receivable from Fidelity Central Funds		10,450
Receivable for daily variation margin on futures contracts		120,136
Total assets		2,971,059,270
Liabilities
Payable for fund shares redeemed	$842,370
Accrued management fee	236,165
Other payables and accrued expenses	48,890
Collateral on securities loaned	17,391,078
Total Liabilities		18,518,503
Net Assets		$2,952,540,767
Net Assets consist of:
Paid in capital		$2,371,869,990
Total accumulated earnings (loss)		580,670,777
Net Assets		$2,952,540,767
Net Asset Value , offering price and redemption price per share ($2,952,540,767 ÷ 243,420,876 shares)		$12.13

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$90,794,632
Interest		1,832
Income from Fidelity Central Funds (including $191,507 from security lending)		205,758
Total Income		91,002,222
Expenses
Management fee	$3,506,013
Custodian fees and expenses	31,577
Independent trustees' fees and expenses	11,377
Registration fees	37,465
Audit	51,261
Legal	5,940
Interest	25,695
Miscellaneous	11,245
Total Expenses		3,680,573
Net Investment income (loss)		87,321,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	414,364,601
Futures contracts	(786,265)
Total net realized gain (loss)		413,578,336
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(267,959,159)
Futures contracts	247,950
Total change in net unrealized appreciation (depreciation)		(267,711,209)
Net gain (loss)		145,867,127
Net increase (decrease) in net assets resulting from operations		$233,188,776

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,321,649	$78,819,407
Net realized gain (loss)	413,578,336	106,668,786
Change in net unrealized appreciation (depreciation)	(267,711,209)	705,275,103
Net increase (decrease) in net assets resulting from operations	233,188,776	890,763,296
Distributions to shareholders	(211,360,654)	(64,578,607)
Share transactions
Proceeds from sales of shares	254,286,545	1,195,629,628
Reinvestment of distributions	205,252,752	62,975,816
Cost of shares redeemed	(1,118,086,652)	(777,831,052)
Net increase (decrease) in net assets resulting from share transactions	(658,547,355)	480,774,392
Total increase (decrease) in net assets	(636,719,233)	1,306,959,081

Net Assets
Beginning of period	3,589,260,000	2,282,300,919
End of period	$2,952,540,767	$3,589,260,000

Other Information
Shares
Sold	20,783,344	107,213,421
Issued in reinvestment of distributions	17,137,513	6,773,175
Redeemed	(88,301,534)	(79,062,982)
Net increase (decrease)	(50,380,677)	34,923,614

Fidelity® SAI U.S. Value Index Fund

Years ended July 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$12.22	$8.82	$10.06	$10.36	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.31	.31	.29	.25	.14
Net realized and unrealized gain (loss)	.31	3.35	(1.27)	(.22)	.23
Total from investment operations	.62	3.66	(.98)	.03	.37
Distributions from net investment income	(.28)	(.26)	(.26)	(.19)	(.01)
Distributions from net realized gain	(.42)	-	-	(.14)	-
Total distributions	(.71) D	(.26)	(.26)	(.33)	(.01)
Net asset value, end of period	$12.13	$12.22	$8.82	$10.06	$10.36
Total Return E,F	5.21%	42.39%	(10.13)%	.62%	3.67%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.10%	.11%	.11%	.21%	.28% I
Expenses net of fee waivers, if any	.10%	.11%	.11%	.15%	.15% I
Expenses net of all reductions	.10%	.11%	.11%	.15%	.15% I
Net investment income (loss)	2.49%	2.89%	3.12%	2.61%	2.20% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,952,541	$3,589,260	$2,282,301	$1,788,140	$1,958,157
Portfolio turnover rate J	62%	80%	82%	99%	113% I

A For the period December 19, 2017 (commencement of operations) through July 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI U.S. Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to   futures contracts and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 514,833,085
Gross unrealized depreciation	(214,301,833)
Net unrealized appreciation (depreciation)	$ 300,531,252
Tax Cost	$2,663,987,112
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 63,954,700
Undistributed long-term capital gain	$ 216,184,824
Net unrealized appreciation (depreciation) on securities and other investments	$ 300,531,252

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$ 136,442,800	$ 64,578,607
Long-term Capital Gains	74,917,854	-
Total	$ 211,360,654	$ 64,578,607

4.Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Value Index Fund	2,158,575,399	2,933,399,983

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Value Index Fund	Borrower	$ 36,821,848.55%		$ 25,672

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Value Index Fund	$ 4,546

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Value Index Fund	$ 18,931	$ 116,434	$-

Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Value Index Fund	$ 174,200.97%		$ 23

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity SAI U.S. Value Index Fund	77%

10. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Value Index Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI U.S. Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statement of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2022 and for the period December 19, 2017 (commencement of operations) through July 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the four years in the period ended July 31, 2022 and for the period December 19, 2017 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.   Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian and brokers.   We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI U.S. Value Index Fund	.10%
Actual		$ 1,000	$ 968.10	$ .49
Hypothetical- B		$ 1,000	$ 1,024.30	$ .50

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $291,102,678, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 63%, and 59% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 65%, and 59% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9885515.104
USV-ANN-0922
Fidelity® SAI U.S. Quality Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI U.S. Quality Index Fund	-6.55%	14.54%	14.15%

A     From October 08, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Quality Index Fund, on October 08, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Focus Index℠ performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$24,654 Fidelity® SAI U.S. Quality Index Fund

$24,691 Fidelity U.S. Quality Focus Index℠

$24,791 Fidelity SAI U.S. Quality Index Fund Linked Index℠

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -6.55%, roughly in line with the -6.58% result of the benchmark Fidelity U.S. Quality Focus Index. By sector, communication services returned -29% and detracted most. This group was hampered by the media & entertainment (-29%) industry. Information technology (-3%) and financials (-16%) also hurt. Other notable detractors included the industrials (-10%) and health care (+0%) sectors. In contrast, consumer staples advanced 5% and contributed most, driven by the food, beverage & tobacco industry (+8%). Consumer discretionary stocks also helped (-2%), benefiting from the retailing industry (+13%). The real estate sector returned -6%. Other notable contributors included the materials (+3%) and energy (+4%) sectors. Turning to individual stocks, the biggest individual detractor was Meta Platforms (-55%), from the media & entertainment industry, followed by Adobe (-34%), which is in the software & services segment. Within media & entertainment, Alphabet returned about -14% and hurt. Other detractors were Applied Materials (-23%), a stock in the semiconductors & semiconductor equipment group, and S&P Global (-25%), from the diversified financials category. In contrast, the top contributor was Eli Lilly (+37%), from the pharmaceuticals, biotechnology & life sciences group, followed by Apple (+12%), within the technology hardware & equipment segment. In pharmaceuticals, biotechnology & life sciences, Pfizer advanced roughly 21%, and Coca-Cola (+18%) from the food, beverage & tobacco industry also helped. Home Depot, within the retailing category, rose roughly 4% and boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	9.7
Microsoft Corp.	8.1
Alphabet, Inc. Class A	6.4
Eli Lilly & Co.	4.0
Visa, Inc. Class A	3.9
The Home Depot, Inc.	3.8
MasterCard, Inc. Class A	3.8
The Coca-Cola Co.	3.7
Procter & Gamble Co.	3.6
Pfizer, Inc.	3.6
50.6

Market Sectors (% of Fund's net assets)

Information Technology	38.1
Health Care	18.6
Consumer Staples	13.5
Communication Services	10.9
Consumer Discretionary	6.0
Financials	5.6
Industrials	3.8
Real Estate	2.8
Materials	0.4
Energy	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.5%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.9%
Entertainment - 1.1%
Activision Blizzard, Inc.	1,585,758	126,781,352
Interactive Media & Services - 9.8%
Alphabet, Inc. Class A (a)	6,309,720	733,946,630
Meta Platforms, Inc. Class A (a)	2,412,515	383,831,137
		1,117,777,767
TOTAL COMMUNICATION SERVICES		1,244,559,119
CONSUMER DISCRETIONARY - 6.0%
Hotels, Restaurants & Leisure - 0.3%
Choice Hotels International, Inc. (b)	66,807	8,074,962
Domino's Pizza, Inc.	74,065	29,041,627
		37,116,589
Household Durables - 0.3%
NVR, Inc. (a)	6,664	29,275,618
Specialty Retail - 5.4%
AutoZone, Inc. (a)	42,000	89,770,380
O'Reilly Automotive, Inc. (a)	137,147	96,495,258
The Home Depot, Inc.	1,435,598	432,028,862
		618,294,500
TOTAL CONSUMER DISCRETIONARY		684,686,707
CONSUMER STAPLES - 13.5%
Beverages - 4.6%
Brown-Forman Corp. Class B (non-vtg.)	371,982	27,608,504
Monster Beverage Corp. (a)	748,485	74,564,076
The Coca-Cola Co.	6,563,173	421,158,811
		523,331,391
Household Products - 4.8%
Colgate-Palmolive Co.	1,715,605	135,086,738
Procter & Gamble Co.	2,999,849	416,709,025
		551,795,763
Tobacco - 4.1%
Altria Group, Inc.	3,711,045	162,766,434
Philip Morris International, Inc.	3,154,650	306,474,248
		469,240,682
TOTAL CONSUMER STAPLES		1,544,367,836
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
DT Midstream, Inc.	196,897	10,835,242
FINANCIALS - 5.6%
Capital Markets - 3.1%
Ameriprise Financial, Inc.	225,735	60,930,391
Blackstone, Inc.	1,433,673	146,335,003
Evercore, Inc. Class A	79,423	7,939,917
FactSet Research Systems, Inc.	76,935	33,057,431
Houlihan Lokey	103,083	8,716,698
Lazard Ltd. Class A	229,534	8,646,546
MarketAxess Holdings, Inc.	77,401	20,958,643
SEI Investments Co.	214,177	11,856,839
T. Rowe Price Group, Inc.	466,533	57,602,830
		356,044,298
Consumer Finance - 0.6%
Credit Acceptance Corp. (a)(b)	16,375	9,430,526
Discover Financial Services	586,219	59,208,119
		68,638,645
Insurance - 1.9%
Erie Indemnity Co. Class A	49,692	10,105,365
Fidelity National Financial, Inc.	579,160	23,143,234
Kinsale Capital Group, Inc.	43,661	10,618,792
Marsh & McLennan Companies, Inc.	1,027,705	168,502,512
		212,369,903
TOTAL FINANCIALS		637,052,846
HEALTH CARE - 18.6%
Biotechnology - 4.1%
Amgen, Inc.	1,132,042	280,146,434
Biogen, Inc. (a)	298,998	64,302,510
Regeneron Pharmaceuticals, Inc. (a)	217,219	126,354,120
		470,803,064
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	92,647	27,146,497
Edwards Lifesciences Corp. (a)	1,270,824	127,768,645
IDEXX Laboratories, Inc. (a)	172,597	68,897,270
Medtronic PLC	2,736,826	253,211,142
		477,023,554
Health Care Technology - 0.6%
Veeva Systems, Inc. Class A (a)	282,963	63,264,868
Life Sciences Tools & Services - 0.6%
Mettler-Toledo International, Inc. (a)	46,788	63,151,167
Pharmaceuticals - 9.1%
Eli Lilly & Co.	1,375,700	453,554,533
Pfizer, Inc.	8,204,447	414,406,618
Zoetis, Inc. Class A	963,040	175,802,952
		1,043,764,103
TOTAL HEALTH CARE		2,118,006,756
INDUSTRIALS - 3.8%
Building Products - 0.5%
A.O. Smith Corp.	265,349	16,788,631
Masco Corp.	488,365	27,045,654
Trex Co., Inc. (a)(b)	234,319	15,118,262
		58,952,547
Commercial Services & Supplies - 0.5%
Copart, Inc. (a)	434,513	55,661,115
Machinery - 1.0%
Nordson Corp.	107,678	24,872,541
Otis Worldwide Corp.	865,003	67,617,285
Snap-On, Inc.	108,774	24,370,815
		116,860,641
Professional Services - 1.2%
CoStar Group, Inc. (a)	803,886	58,354,085
Robert Half International, Inc.	222,861	17,637,220
Verisk Analytics, Inc.	328,041	62,409,800
		138,401,105
Trading Companies & Distributors - 0.6%
Fastenal Co.	1,171,522	60,169,370
TOTAL INDUSTRIALS		430,044,778
INFORMATION TECHNOLOGY - 38.1%
IT Services - 10.5%
Automatic Data Processing, Inc.	854,995	206,156,394
MasterCard, Inc. Class A	1,204,554	426,159,160
Paychex, Inc.	653,540	83,836,111
VeriSign, Inc. (a)	196,705	37,208,718
Visa, Inc. Class A (b)	2,092,239	443,784,814
		1,197,145,197
Semiconductors & Semiconductor Equipment - 4.3%
Applied Materials, Inc.	908,789	96,313,458
Lam Research Corp.	114,552	57,334,422
Texas Instruments, Inc.	1,879,865	336,289,050
		489,936,930
Software - 13.6%
Adobe, Inc. (a)	921,766	378,034,672
Cadence Design Systems, Inc. (a)	348,301	64,811,850
Check Point Software Technologies Ltd. (a)	210,840	26,270,664
Fair Isaac Corp. (a)	53,493	24,715,371
Fortinet, Inc. (a)	1,351,826	80,636,421
Manhattan Associates, Inc. (a)	128,551	18,083,269
Microsoft Corp.	3,297,332	925,692,986
Paycom Software, Inc. (a)	95,904	31,695,313
Qualys, Inc. (a)	67,962	8,313,112
		1,558,253,658
Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	6,797,879	1,104,723,313
TOTAL INFORMATION TECHNOLOGY		4,350,059,098
MATERIALS - 0.4%
Chemicals - 0.4%
CF Industries Holdings, Inc.	436,560	41,687,114
REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp.	926,988	251,056,160
Simon Property Group, Inc.	668,884	72,667,558
		323,723,718
TOTAL COMMON STOCKS (Cost $8,994,776,913)		11,385,023,214

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.15% 1/26/23 (d) (Cost $1,988,732)	2,000,000	1,972,484

Money Market Funds - 1.7%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	10,083,421	10,085,438
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	186,585,391	186,604,050
TOTAL MONEY MARKET FUNDS (Cost $196,689,488)		196,689,488

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $9,193,455,133)	11,583,685,186
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(174,733,789)
NET ASSETS - 100.0%	11,408,951,397

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	116	Sep 2022	23,974,300	1,640,179	1,640,179

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,045,417.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	-	2,330,846,918	2,320,761,480	101,802	-	-	10,085,438	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	234,182,625	930,297,045	977,875,620	196,848	-	-	186,604,050	0.5%
Total	234,182,625	3,261,143,963	3,298,637,100	298,650	-	-	196,689,488

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,244,559,119	1,244,559,119	-	-
Consumer Discretionary	684,686,707	684,686,707	-	-
Consumer Staples	1,544,367,836	1,544,367,836	-	-
Energy	10,835,242	10,835,242	-	-
Financials	637,052,846	637,052,846	-	-
Health Care	2,118,006,756	2,118,006,756	-	-
Industrials	430,044,778	430,044,778	-	-
Information Technology	4,350,059,098	4,350,059,098	-	-
Materials	41,687,114	41,687,114	-	-
Real Estate	323,723,718	323,723,718	-	-

U.S. Government and Government Agency Obligations	1,972,484	-	1,972,484	-

Money Market Funds	196,689,488	196,689,488	-	-
Total Investments in Securities:	11,583,685,186	11,581,712,702	1,972,484	-
Derivative Instruments:

Assets
Futures Contracts	1,640,179	1,640,179	-	-
Total Assets	1,640,179	1,640,179	-	-
Total Derivative Instruments:	1,640,179	1,640,179	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,640,179	0
Total Equity Risk	1,640,179	0
Total Value of Derivatives	1,640,179	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $183,984,035) - See accompanying schedule:	$11,386,995,698
Unaffiliated issuers (cost $8,996,765,645)
Fidelity Central Funds (cost $196,689,488)	196,689,488

Total Investment in Securities (cost $9,193,455,133)		$11,583,685,186
Receivable for fund shares sold		869,463
Dividends receivable		12,757,521
Distributions receivable from Fidelity Central Funds		37,657
Receivable for daily variation margin on futures contracts		294,815
Total assets		11,597,644,642
Liabilities
Payable for fund shares redeemed	$1,126,490
Accrued management fee	912,460
Other payables and accrued expenses	63,570
Collateral on securities loaned	186,590,725
Total Liabilities		188,693,245
Net Assets		$11,408,951,397
Net Assets consist of:
Paid in capital		$8,988,595,159
Total accumulated earnings (loss)		2,420,356,238
Net Assets		$11,408,951,397
Net Asset Value , offering price and redemption price per share ($11,408,951,397 ÷ 691,972,998 shares)		$16.49

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$151,798,019
Interest		9,680
Income from Fidelity Central Funds (including $196,848 from security lending)		298,650
Total Income		152,106,349
Expenses
Management fee	$10,854,340
Custodian fees and expenses	97,104
Independent trustees' fees and expenses	34,020
Registration fees	68,749
Audit	53,501
Legal	10,664
Interest	11,530
Miscellaneous	31,265
Total Expenses		11,161,173
Net Investment income (loss)		140,945,176
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	40,674,988
Futures contracts	1,802,241
Total net realized gain (loss)		42,477,229
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(902,923,411)
Futures contracts	767,659
Total change in net unrealized appreciation (depreciation)		(902,155,752)
Net gain (loss)		(859,678,523)
Net increase (decrease) in net assets resulting from operations		$(718,733,347)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$140,945,176	$108,402,119
Net realized gain (loss)	42,477,229	1,050,312,797
Change in net unrealized appreciation (depreciation)	(902,155,752)	1,237,476,779
Net increase (decrease) in net assets resulting from operations	(718,733,347)	2,396,191,695
Distributions to shareholders	(866,284,891)	(768,878,056)
Share transactions
Proceeds from sales of shares	3,106,087,211	2,963,346,740
Reinvestment of distributions	855,254,434	755,566,663
Cost of shares redeemed	(1,103,462,543)	(3,542,471,393)
Net increase (decrease) in net assets resulting from share transactions	2,857,879,102	176,442,010
Total increase (decrease) in net assets	1,272,860,864	1,803,755,649

Net Assets
Beginning of period	10,136,090,533	8,332,334,884
End of period	$11,408,951,397	$10,136,090,533

Other Information
Shares
Sold	179,579,431	173,464,583
Issued in reinvestment of distributions	47,131,336	48,649,105
Redeemed	(61,543,934)	(217,407,264)
Net increase (decrease)	165,166,833	4,706,424

Fidelity® SAI U.S. Quality Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.24	$15.96	$15.19	$14.23	$12.27
Income from Investment Operations
Net investment income (loss) A,B	.23	.22	.26	.25	.21
Net realized and unrealized gain (loss)	(1.36)	4.58	2.45	1.10	2.25
Total from investment operations	(1.13)	4.80	2.71	1.35	2.46
Distributions from net investment income	(.20)	(.28)	(.24)	(.19)	(.19)
Distributions from net realized gain	(1.42)	(1.25)	(1.69)	(.20)	(.31)
Total distributions	(1.62)	(1.52) C	(1.94) C	(.39)	(.50)
Net asset value, end of period	$16.49	$19.24	$15.96	$15.19	$14.23
Total Return D	(6.55)%	32.64%	20.14%	9.70%	20.71%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.10%	.10%	.11%	.19%	.20%
Expenses net of fee waivers, if any	.10%	.10%	.11%	.15%	.15%
Expenses net of all reductions	.10%	.10%	.11%	.15%	.15%
Net investment income (loss)	1.30%	1.30%	1.83%	1.76%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$11,408,951	$10,136,091	$8,332,335	$8,732,756	$7,247,643
Portfolio turnover rate G	47%	71%	60%	99%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022, is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to   futures contracts, passive foreign investment companies (PFIC), partnerships and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:
Gross unrealized appreciation	$2,895,523,557
Gross unrealized depreciation	(537,043,070)
Net unrealized appreciation (depreciation)	$2,358,480,487
Tax Cost	$ 9,225,204,699
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 82,293,085
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,358,480,487
The Fund intends to elect to defer to its next fiscal year $20,417,334 of capital losses recognized during the period November 1, 2021 to July 31, 2022.
The tax character of distributions paid was as follows:
	July 31, 2022	July 31, 2021
Ordinary Income	$ 178,230,786	$ 140,710,843
Long-term Capital Gains	688,054,105	628,167,213
Total	$ 866,284,891	$ 768,878,056
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity SAI U.S. Quality Index Fund	7,296,834,271	5,086,262,388
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:
	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Quality Index Fund	Borrower	$ 47,862,737.43%		$ 11,530
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI U.S. Quality Index Fund	$ 13,074
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Quality Index Fund	$ 20,551	$ -	$-
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Quality Index Fund	76%	15%
10. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Quality Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI U.S. Quality Index Fund	.10%
Actual		$ 1,000	$ 918.20	$ .48
Hypothetical- B		$ 1,000	$ 1,024.30	$ .50

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $17,080,071, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 46% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 45% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9868208.106
SV4-ANN-0922
Fidelity® SAI U.S. Momentum Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI U.S. Momentum Index Fund	-11.06%	12.56%	13.33%

A     From February 09, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Momentum Index Fund, on February 09, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA Custom Momentum Composite Index performed over the same period.

25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2017
2018
2019
2020
2021
2022
Period Ending Values
$19,835 Fidelity® SAI U.S. Momentum Index Fund
$19,974 MSCI USA Custom Momentum Composite Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 ® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -11.06%, roughly in line with the -10.97% result of the benchmark MSCI USA Custom Momentum Composite Index. By sector, stocks in the information technology sector returned -18% and detracted most. Health care (-16%) and communication services (-30%) also hurt, the latter hampered by the media & entertainment industry (-30%). Other notable detractors included the financials (-10%), industrials (-14%) and real estate (-2%) sectors. In contrast, energy advanced 75% and contributed most. Materials stocks also helped, gaining 5%. The utilities sector rose 18%. Consumer discretionary returned approximately -4%, boosted by the automobiles & components industry (+14%). The consumer staples sector (+6%) also contributed, lifted by the food, beverage & tobacco industry (+40%). Turning to individual stocks, the biggest individual detractor was Moderna (-60%), from the pharmaceuticals, biotechnology & life sciences category. Nvidia, within the semiconductors & semiconductor equipment industry, returned about -5% and hindered the fund. Other detractors included Adobe (-45%) and Intuit (-14%), from the software & services group. In contrast, the biggest individual contributor was Tesla (+27%), from the automobiles & components segment. In energy, Exxon Mobil (+71%) and Devon Energy (+160%) helped. Eli Lilly, within the pharmaceuticals, biotechnology & life sciences group, advanced 37% and lifted the fund. Another contributor was UnitedHealth Group (+15%), a stock in the health care equipment & services segment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	5.0
UnitedHealth Group, Inc.	4.6
Apple, Inc.	4.5
Chevron Corp.	4.4
Berkshire Hathaway, Inc. Class B	3.3
AbbVie, Inc.	3.3
Pfizer, Inc.	2.9
Costco Wholesale Corp.	2.8
Microsoft Corp.	2.5
Eli Lilly & Co.	2.3
35.6

Market Sectors (% of Fund's net assets)

Health Care	24.5
Energy	18.8
Information Technology	14.6
Consumer Staples	12.1
Financials	10.3
Industrials	5.1
Utilities	4.0
Communication Services	3.1
Consumer Discretionary	3.0
Materials	2.1
Real Estate	2.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.4%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.4%
AT&T, Inc.	897,271	16,850,749
Entertainment - 0.1%
AMC Entertainment Holdings, Inc. Class A (a)(b)	21,797	317,364
Live Nation Entertainment, Inc. (a)	23,785	2,235,552
		2,552,916
Interactive Media & Services - 2.3%
Alphabet, Inc.:
Class A (a)	462,949	53,850,228
Class C (a)	435,282	50,771,292
		104,621,520
Media - 0.2%
Interpublic Group of Companies, Inc.	39,245	1,172,248
Liberty Media Corp. Liberty Formula One Group Series C (a)	88,211	5,978,059
		7,150,307
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	47,522	6,798,497
TOTAL COMMUNICATION SERVICES		137,973,989
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 1.1%
Ford Motor Co.	850,347	12,491,597
Lucid Group, Inc. Class A (a)(b)	43,933	801,777
Tesla, Inc. (a)	39,805	35,484,167
		48,777,541
Distributors - 0.0%
Pool Corp.	1,890	676,053
Hotels, Restaurants & Leisure - 0.1%
Expedia, Inc. (a)	8,782	931,331
Hilton Worldwide Holdings, Inc.	17,189	2,201,395
Marriott International, Inc. Class A	15,465	2,456,151
		5,588,877
Multiline Retail - 0.7%
Dollar General Corp.	32,935	8,182,042
Dollar Tree, Inc. (a)	131,914	21,813,299
		29,995,341
Specialty Retail - 1.1%
Advance Auto Parts, Inc.	3,779	731,690
AutoZone, Inc. (a)	10,706	22,882,897
Lowe's Companies, Inc.	45,388	8,693,164
O'Reilly Automotive, Inc. (a)	20,792	14,629,043
Tractor Supply Co.	15,614	2,989,769
Ulta Beauty, Inc. (a)	2,881	1,120,450
		51,047,013
TOTAL CONSUMER DISCRETIONARY		136,084,825
CONSUMER STAPLES - 12.1%
Beverages - 4.2%
Keurig Dr. Pepper, Inc.	49,773	1,928,206
Molson Coors Beverage Co. Class B	25,931	1,549,377
PepsiCo, Inc.	523,529	91,596,634
The Coca-Cola Co.	1,456,740	93,479,006
		188,553,223
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	232,023	125,594,050
Kroger Co.	322,799	14,990,786
Sysco Corp.	38,422	3,262,028
		143,846,864
Food Products - 2.3%
Archer Daniels Midland Co.	362,397	29,995,600
Bunge Ltd.	71,755	6,625,139
Campbell Soup Co.	42,065	2,075,908
General Mills, Inc.	255,954	19,142,800
Hormel Foods Corp.	62,784	3,097,763
Kellogg Co.	57,035	4,216,027
McCormick & Co., Inc. (non-vtg.)	51,783	4,523,245
Mondelez International, Inc.	87,538	5,605,934
The Hershey Co.	79,157	18,044,630
The J.M. Smucker Co.	13,760	1,820,723
The Kraft Heinz Co.	46,268	1,704,050
Tyson Foods, Inc. Class A	109,180	9,608,932
		106,460,751
Household Products - 1.9%
Church & Dwight Co., Inc.	68,086	5,989,525
Procter & Gamble Co.	583,654	81,075,377
		87,064,902
Tobacco - 0.5%
Altria Group, Inc.	283,738	12,444,749
Philip Morris International, Inc.	101,761	9,886,081
		22,330,830
TOTAL CONSUMER STAPLES		548,256,570
ENERGY - 18.8%
Energy Equipment & Services - 1.0%
Baker Hughes Co. Class A	356,992	9,171,124
Halliburton Co.	473,675	13,878,678
Schlumberger Ltd.	640,543	23,719,307
		46,769,109
Oil, Gas & Consumable Fuels - 17.8%
APA Corp.	105,246	3,911,994
Cheniere Energy, Inc.	161,080	24,094,346
Chevron Corp.	1,201,400	196,765,292
ConocoPhillips Co.	887,202	86,440,091
Coterra Energy, Inc.	438,075	13,400,714
Devon Energy Corp.	450,172	28,293,310
Diamondback Energy, Inc.	83,433	10,681,093
EOG Resources, Inc.	332,582	36,989,770
EQT Corp.	124,425	5,478,433
Exxon Mobil Corp.	2,339,175	226,736,230
Hess Corp.	135,189	15,204,707
Kinder Morgan, Inc.	126,875	2,282,481
Marathon Oil Corp.	261,602	6,487,730
Marathon Petroleum Corp.	282,660	25,908,616
Occidental Petroleum Corp.	563,561	37,054,136
ONEOK, Inc.	70,135	4,189,865
Phillips 66 Co.	69,999	6,229,911
Pioneer Natural Resources Co.	131,827	31,236,408
Targa Resources Corp.	58,795	4,063,322
The Williams Companies, Inc.	579,193	19,744,689
Valero Energy Corp.	176,658	19,568,407
		804,761,545
TOTAL ENERGY		851,530,654
FINANCIALS - 10.3%
Banks - 1.4%
Bank of America Corp.	562,711	19,025,259
Fifth Third Bancorp	85,260	2,909,071
KeyCorp	61,180	1,119,594
M&T Bank Corp.	39,693	7,043,523
PNC Financial Services Group, Inc.	26,272	4,359,576
Signature Bank	10,488	1,946,258
Wells Fargo & Co.	579,280	25,413,014
		61,816,295
Capital Markets - 1.8%
Ameriprise Financial, Inc.	12,285	3,315,967
Bank of New York Mellon Corp.	57,046	2,479,219
Blackstone, Inc.	191,063	19,501,800
Carlyle Group LP	22,555	877,615
Charles Schwab Corp.	293,964	20,298,214
CME Group, Inc.	41,310	8,240,519
FactSet Research Systems, Inc.	11,180	4,803,822
Intercontinental Exchange, Inc.	27,395	2,794,016
KKR & Co. LP	41,923	2,325,050
LPL Financial	18,708	3,927,183
Morgan Stanley	82,587	6,962,084
Raymond James Financial, Inc.	67,325	6,629,493
		82,154,982
Consumer Finance - 0.3%
American Express Co.	79,510	12,246,130
Upstart Holdings, Inc. (a)(b)	3,598	87,539
		12,333,669
Diversified Financial Services - 3.3%
Apollo Global Management, Inc.	22,576	1,289,090
Berkshire Hathaway, Inc. Class B (a)	502,368	151,011,821
		152,300,911
Insurance - 3.5%
AFLAC, Inc.	29,559	1,693,731
Alleghany Corp. (a)	4,273	3,578,552
Allstate Corp.	15,955	1,866,256
American Financial Group, Inc.	20,221	2,703,143
American International Group, Inc.	85,323	4,417,172
Aon PLC	25,669	7,470,706
Arch Capital Group Ltd. (a)	76,934	3,415,870
Arthur J. Gallagher & Co.	79,286	14,191,401
Assurant, Inc.	18,071	3,176,520
Brown & Brown, Inc.	88,260	5,745,726
Chubb Ltd.	146,357	27,608,784
Cincinnati Financial Corp.	7,340	714,476
Everest Re Group Ltd.	2,984	779,868
Hartford Financial Services Group, Inc.	20,505	1,321,957
Loews Corp.	52,560	3,061,620
Markel Corp. (a)	2,545	3,301,221
Marsh & McLennan Companies, Inc.	173,616	28,466,079
Principal Financial Group, Inc.	15,869	1,062,271
Progressive Corp.	251,985	28,993,394
The Travelers Companies, Inc.	47,886	7,599,508
W.R. Berkley Corp.	108,048	6,756,241
		157,924,496
TOTAL FINANCIALS		466,530,353
HEALTH CARE - 24.5%
Biotechnology - 4.7%
AbbVie, Inc.	1,032,697	148,202,346
Amgen, Inc.	81,670	20,210,875
Neurocrine Biosciences, Inc. (a)	7,459	702,116
Regeneron Pharmaceuticals, Inc. (a)	21,224	12,345,789
Seagen, Inc. (a)	11,740	2,112,965
Vertex Pharmaceuticals, Inc. (a)	107,034	30,013,404
		213,587,495
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.	15,919	3,889,171
Edwards Lifesciences Corp. (a)	58,932	5,925,023
STERIS PLC	18,246	4,117,210
		13,931,404
Health Care Providers & Services - 8.7%
AmerisourceBergen Corp.	78,892	11,512,710
Cardinal Health, Inc.	15,030	895,187
Centene Corp. (a)	162,141	15,074,249
Cigna Corp.	49,880	13,734,957
CVS Health Corp.	562,076	53,779,432
Elevance Health, Inc.	103,888	49,564,965
HCA Holdings, Inc.	22,024	4,678,338
Henry Schein, Inc. (a)	17,957	1,415,550
McKesson Corp.	103,663	35,409,208
Molina Healthcare, Inc. (a)	6,495	2,128,541
UnitedHealth Group, Inc.	379,587	205,865,214
		394,058,351
Life Sciences Tools & Services - 0.7%
Danaher Corp.	24,053	7,010,728
PerkinElmer, Inc.	11,317	1,733,425
Thermo Fisher Scientific, Inc.	34,736	20,786,370
West Pharmaceutical Services, Inc.	3,257	1,118,975
		30,649,498
Pharmaceuticals - 10.1%
Bristol-Myers Squibb Co.	796,968	58,800,299
Eli Lilly & Co.	321,855	106,112,375
Jazz Pharmaceuticals PLC (a)	4,738	739,412
Johnson & Johnson	561,505	97,993,853
Merck & Co., Inc.	686,862	61,364,251
Pfizer, Inc.	2,587,150	130,676,947
Royalty Pharma PLC	24,749	1,076,334
		456,763,471
TOTAL HEALTH CARE		1,108,990,219
INDUSTRIALS - 5.1%
Aerospace & Defense - 3.0%
General Dynamics Corp.	105,135	23,830,950
Huntington Ingalls Industries, Inc.	3,426	742,894
L3Harris Technologies, Inc.	42,099	10,102,497
Lockheed Martin Corp.	99,928	41,351,206
Northrop Grumman Corp.	73,169	35,040,634
Raytheon Technologies Corp.	233,842	21,796,413
Textron, Inc.	19,886	1,305,317
		134,169,911
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	22,221	2,459,865
United Parcel Service, Inc. Class B	77,921	15,186,024
		17,645,889
Building Products - 0.0%
A.O. Smith Corp.	8,005	506,476
Johnson Controls International PLC	39,941	2,153,219
		2,659,695
Commercial Services & Supplies - 0.9%
Republic Services, Inc.	87,823	12,177,537
Waste Connections, Inc. (United States)	42,182	5,625,813
Waste Management, Inc.	137,251	22,586,025
		40,389,375
Construction & Engineering - 0.1%
Quanta Services, Inc.	22,827	3,166,790
Machinery - 0.0%
Dover Corp.	7,734	1,033,881
Professional Services - 0.1%
Booz Allen Hamilton Holding Corp. Class A	10,268	985,523
Leidos Holdings, Inc.	10,295	1,101,565
Robert Half International, Inc.	23,868	1,888,914
		3,976,002
Road & Rail - 0.5%
CSX Corp.	112,897	3,649,960
J.B. Hunt Transport Services, Inc.	16,252	2,978,504
Knight-Swift Transportation Holdings, Inc. Class A	10,729	589,559
Old Dominion Freight Lines, Inc.	18,961	5,754,853
Union Pacific Corp.	43,476	9,882,095
		22,854,971
Trading Companies & Distributors - 0.1%
W.W. Grainger, Inc.	10,948	5,950,566
TOTAL INDUSTRIALS		231,847,080
INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 0.4%
Arista Networks, Inc. (a)	90,894	10,600,967
Juniper Networks, Inc.	120,824	3,386,697
Motorola Solutions, Inc.	16,080	3,836,527
		17,824,191
Electronic Equipment & Components - 0.1%
CDW Corp.	7,023	1,274,885
IT Services - 1.3%
Accenture PLC Class A	74,907	22,941,018
Automatic Data Processing, Inc.	21,478	5,178,775
Cloudflare, Inc. (a)	30,309	1,525,149
Gartner, Inc. (a)	20,099	5,335,883
IBM Corp.	47,892	6,263,795
Jack Henry & Associates, Inc.	21,169	4,398,283
MongoDB, Inc. Class A (a)	2,228	696,183
Paychex, Inc.	97,056	12,450,344
		58,789,430
Semiconductors & Semiconductor Equipment - 4.0%
Broadcom, Inc.	129,246	69,208,648
Enphase Energy, Inc. (a)	5,230	1,486,261
KLA Corp.	13,839	5,307,810
Marvell Technology, Inc.	74,511	4,148,772
Monolithic Power Systems, Inc.	3,521	1,636,279
NVIDIA Corp.	484,795	88,053,316
onsemi (a)	178,633	11,929,112
		181,770,198
Software - 4.1%
Cadence Design Systems, Inc. (a)	36,149	6,726,606
Datadog, Inc. Class A (a)	49,165	5,015,322
Fortinet, Inc. (a)	289,559	17,272,194
Intuit, Inc.	17,278	7,881,705
Microsoft Corp.	410,653	115,286,723
NortonLifeLock, Inc.	39,188	961,282
Palo Alto Networks, Inc. (a)	47,276	23,595,452
Synopsys, Inc. (a)	23,261	8,548,418
		185,287,702
Technology Hardware, Storage & Peripherals - 4.7%
Apple, Inc.	1,242,808	201,968,728
Dell Technologies, Inc.	23,783	1,071,662
HP, Inc.	220,561	7,364,532
NetApp, Inc.	10,823	772,005
Seagate Technology Holdings PLC	31,114	2,488,498
		213,665,425
TOTAL INFORMATION TECHNOLOGY		658,611,831
MATERIALS - 2.1%
Chemicals - 1.1%
Albemarle Corp.	20,381	4,979,282
CF Industries Holdings, Inc.	146,585	13,997,402
Corteva, Inc.	229,139	13,186,949
FMC Corp.	32,624	3,624,526
LyondellBasell Industries NV Class A	14,368	1,280,476
The Mosaic Co.	213,641	11,250,335
Westlake Corp.	6,001	584,137
		48,903,107
Containers & Packaging - 0.2%
Amcor PLC	203,066	2,629,705
Crown Holdings, Inc.	6,659	677,087
Packaging Corp. of America	12,000	1,687,320
Sealed Air Corp.	43,405	2,652,914
		7,647,026
Metals & Mining - 0.8%
Alcoa Corp.	29,944	1,523,850
Cleveland-Cliffs, Inc. (a)	31,457	557,103
Freeport-McMoRan, Inc.	177,626	5,604,100
Newmont Corp.	118,110	5,348,021
Nucor Corp.	148,436	20,157,609
Steel Dynamics, Inc.	77,209	6,013,037
		39,203,720
TOTAL MATERIALS		95,753,853
REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Camden Property Trust (SBI)	26,812	3,783,173
Duke Realty Corp.	111,707	6,988,390
Equity Residential (SBI)	19,628	1,538,639
Essex Property Trust, Inc.	2,503	717,185
Extra Space Storage, Inc.	45,069	8,541,477
Host Hotels & Resorts, Inc.	88,728	1,580,246
Iron Mountain, Inc.	98,135	4,758,566
Mid-America Apartment Communities, Inc.	27,768	5,157,351
Prologis (REIT), Inc.	225,821	29,934,832
Public Storage	65,091	21,246,353
UDR, Inc.	12,290	594,836
Welltower, Inc.	26,730	2,307,868
WP Carey, Inc.	13,945	1,245,289
		88,394,205
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	20,922	1,791,342
TOTAL REAL ESTATE		90,185,547
UTILITIES - 4.0%
Electric Utilities - 2.1%
Alliant Energy Corp.	15,440	940,759
American Electric Power Co., Inc.	141,907	13,986,354
Duke Energy Corp.	105,538	11,601,792
Edison International	66,024	4,474,446
Entergy Corp.	40,463	4,658,505
Evergy, Inc.	12,661	864,240
Eversource Energy	20,036	1,767,576
Exelon Corp.	577,014	26,825,381
FirstEnergy Corp.	97,417	4,003,839
NRG Energy, Inc.	20,206	762,777
Southern Co.	239,796	18,437,914
Xcel Energy, Inc.	73,723	5,395,049
		93,718,632
Gas Utilities - 0.1%
Atmos Energy Corp.	52,462	6,368,362
Independent Power and Renewable Electricity Producers - 0.1%
Vistra Corp.	175,330	4,532,281
Multi-Utilities - 1.7%
Ameren Corp.	53,512	4,983,037
CenterPoint Energy, Inc.	168,420	5,337,230
CMS Energy Corp.	61,989	4,260,504
Consolidated Edison, Inc.	184,137	18,279,280
Dominion Energy, Inc.	113,793	9,328,750
DTE Energy Co.	42,247	5,504,784
NiSource, Inc.	183,479	5,577,762
Public Service Enterprise Group, Inc.	26,850	1,763,240
Sempra Energy	97,408	16,150,246
WEC Energy Group, Inc.	46,073	4,782,838
		75,967,671
TOTAL UTILITIES		180,586,946
TOTAL COMMON STOCKS (Cost $4,216,120,530)		4,506,351,867

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $298,198)	300,000	295,873

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	4,990,363	4,991,361
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	2,360,549	2,360,785
TOTAL MONEY MARKET FUNDS (Cost $7,352,146)		7,352,146

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $4,223,770,874)	4,513,999,886
NET OTHER ASSETS (LIABILITIES) - 0.2%	10,235,491
NET ASSETS - 100.0%	4,524,235,377

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	72	Sep 2022	14,880,600	667,240	667,240

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $295,873.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	66,517,149	1,631,632,338	1,693,158,126	70,977	-	-	4,991,361	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	20,093,260	399,909,605	417,642,080	75,719	-	-	2,360,785	0.0%
Total	86,610,409	2,031,541,943	2,110,800,206	146,696	-	-	7,352,146

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	137,973,989	137,973,989	-	-
Consumer Discretionary	136,084,825	136,084,825	-	-
Consumer Staples	548,256,570	548,256,570	-	-
Energy	851,530,654	851,530,654	-	-
Financials	466,530,353	466,530,353	-	-
Health Care	1,108,990,219	1,108,990,219	-	-
Industrials	231,847,080	231,847,080	-	-
Information Technology	658,611,831	658,611,831	-	-
Materials	95,753,853	95,753,853	-	-
Real Estate	90,185,547	90,185,547	-	-
Utilities	180,586,946	180,586,946	-	-

U.S. Government and Government Agency Obligations	295,873	-	295,873	-

Money Market Funds	7,352,146	7,352,146	-	-
Total Investments in Securities:	4,513,999,886	4,513,704,013	295,873	-
Derivative Instruments:

Assets
Futures Contracts	667,240	667,240	-	-
Total Assets	667,240	667,240	-	-
Total Derivative Instruments:	667,240	667,240	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	667,240	0
Total Equity Risk	667,240	0
Total Value of Derivatives	667,240	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,314,525) - See accompanying schedule:	$4,506,647,740
Unaffiliated issuers (cost $4,216,418,728)
Fidelity Central Funds (cost $7,352,146)	7,352,146

Total Investment in Securities (cost $4,223,770,874)		$4,513,999,886
Segregated cash with brokers for derivative instruments		232,129
Receivable for investments sold		620,683,719
Receivable for fund shares sold		459,135
Dividends receivable		6,333,055
Distributions receivable from Fidelity Central Funds		27,271
Receivable for daily variation margin on futures contracts		148,853
Other receivables		3
Total assets		5,141,884,051
Liabilities
Payable for investments purchased	$613,607,548
Payable for fund shares redeemed	1,253,436
Accrued management fee	357,490
Other payables and accrued expenses	59,800
Collateral on securities loaned	2,370,400
Total Liabilities		617,648,674
Net Assets		$4,524,235,377
Net Assets consist of:
Paid in capital		$4,411,549,233
Total accumulated earnings (loss)		112,686,144
Net Assets		$4,524,235,377
Net Asset Value , offering price and redemption price per share ($4,524,235,377 ÷ 324,249,883 shares)		$13.95

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$45,966,174
Interest		2,355
Income from Fidelity Central Funds (including $75,719 from security lending)		146,696
Total Income		46,115,225
Expenses
Management fee	$3,412,618
Custodian fees and expenses	57,502
Independent trustees' fees and expenses	10,291
Registration fees	51,068
Audit	53,169
Legal	4,972
Interest	1,052
Miscellaneous	9,092
Total Expenses		3,599,764
Net Investment income (loss)		42,515,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(109,119,434)
Futures contracts	(450,222)
Total net realized gain (loss)		(109,569,656)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(275,496,992)
Futures contracts	253,596
Total change in net unrealized appreciation (depreciation)		(275,243,396)
Net gain (loss)		(384,813,052)
Net increase (decrease) in net assets resulting from operations		$(342,297,591)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,515,461	$13,038,221
Net realized gain (loss)	(109,569,656)	482,054,383
Change in net unrealized appreciation (depreciation)	(275,243,396)	138,167,398
Net increase (decrease) in net assets resulting from operations	(342,297,591)	633,260,002
Distributions to shareholders	(545,772,044)	(185,281,787)
Share transactions
Proceeds from sales of shares	2,470,011,092	1,215,829,630
Reinvestment of distributions	528,193,833	177,412,411
Cost of shares redeemed	(494,759,472)	(730,747,824)
Net increase (decrease) in net assets resulting from share transactions	2,503,445,453	662,494,217
Total increase (decrease) in net assets	1,615,375,818	1,110,472,432

Net Assets
Beginning of period	2,908,859,559	1,798,387,127
End of period	$4,524,235,377	$2,908,859,559

Other Information
Shares
Sold	172,552,413	71,831,071
Issued in reinvestment of distributions	31,671,872	11,959,109
Redeemed	(32,697,591)	(45,349,737)
Net increase (decrease)	171,526,694	38,440,443

Fidelity® SAI U.S. Momentum Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.05	$15.74	$13.77	$13.31	$10.98
Income from Investment Operations
Net investment income (loss) A,B	.19	.10	.19	.20	.15
Net realized and unrealized gain (loss)	(1.81)	4.66	2.07	.71 C	2.29
Total from investment operations	(1.62)	4.76	2.26	.91	2.44
Distributions from net investment income	(.10)	(.18)	(.22)	(.12)	(.06)
Distributions from net realized gain	(3.38)	(1.27)	(.08)	(.33)	(.04)
Total distributions	(3.48)	(1.45)	(.29) D	(.45)	(.11) D
Net asset value, end of period	$13.95	$19.05	$15.74	$13.77	$13.31
Total Return E	(11.06)%	32.98%	16.76%	6.94% C	22.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.11%	.11%	.11%	.21%	.23%
Expenses net of fee waivers, if any	.11%	.11%	.11%	.15%	.15%
Expenses net of all reductions	.11%	.11%	.11%	.15%	.15%
Net investment income (loss)	1.25%	.58%	1.36%	1.54%	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$4,524,235	$2,908,860	$1,798,387	$3,655,491	$2,512,747
Portfolio turnover rate H	138%	128%	163%	161%	153%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than .01 per share. Excluding this reimbursement, the total return would have been 6.91%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.   In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to   futures contracts and losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 388,851,061
Gross unrealized depreciation	(111,274,715)
Net unrealized appreciation (depreciation)	$ 277,576,346
Tax Cost	$ 4,236,423,540

The tax-based components of distributable earnings as of period end were as follows:
Undistributed tax-exempt income	$ -
Undistributed ordinary income	$ 27,849,876
Net unrealized appreciation (depreciation) on securities and other investments	$ 277,576,346

The Fund intends to elect to defer to its next fiscal year $192,740,076 of capital losses recognized during the period November 1, 2021 to July 31, 2022.

The tax character of distributions paid was as follows:
	July 31, 2022	July 31, 2021
Ordinary Income	$ 138,747,010	$ 31,811,914
Long-term Capital Gains	407,025,034	153,469,873
Total	$ 545,772,044	$ 185,281,787
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity SAI U.S. Momentum Index Fund	6,746,540,287	4,742,906,043
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Momentum Index Fund	Borrower	$ 8,641,400.44%		$1,052

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity SAI U.S. Momentum Index Fund	$ 3,714
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Momentum Index Fund	$ 8,121	$ 139	$-
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Momentum Index Fund	59%	12%

10. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI U.S. Momentum Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI U.S. Momentum Index Fund	.10%
Actual		$ 1,000	$ 907.60	$ .47
Hypothetical- B		$ 1,000	$ 1,024.30	$ .50

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $90,543,271, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 6% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 7% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9878817.105
SY1-ANN-0922
Fidelity® SAI U.S. Large Cap Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's ® ; and S&P ® ; are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones ® ; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI U.S. Large Cap Index Fund	-4.68%	12.79%	14.76%

A     From February 02, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Large Cap Index Fund, on February 02, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$24,459 Fidelity® SAI U.S. Large Cap Index Fund

$24,506 S&P 500® Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -4.68%, roughly in line with the -4.64% result of the benchmark S&P 500® Index. By sector, communication services returned about -28% and detracted most, followed by information technology, which returned roughly -5%. The consumer discretionary sector returned -10% and financials (-5%) also hurt. Other notable detractors included the industrials (-6%), materials (-5%) and real estate (-1%) sectors. Conversely, energy advanced about 68% and contributed most. Consumer staples stocks also helped (+7%), benefiting from the food, beverage & tobacco industry (+12%). The utilities sector rose roughly 16% and health care (+2%) also contributed, lifted by the pharmaceuticals, biotechnology & life sciences industry (+4%). Turning to individual stocks, the biggest individual detractor was Meta Platforms (-55%), from the media & entertainment industry. Amazon.com, within the retailing group, returned approximately -18% and hindered the fund. In software & services, PayPal Holdings (-68%) hurt. Other detractors were Alphabet (-13%) and Netflix (-56%), from the media & entertainment segment. Conversely, the biggest individual contributor was Apple (+13%), from the technology hardware & equipment category. In energy, Exxon Mobil (+77%) and Chevron (+68%) helped. Tesla, within the automobiles & components group, advanced 31% and lifted the fund. Another contributor was UnitedHealth Group (+33%), a stock in the health care equipment & services category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.2
Microsoft Corp.	6.0
Amazon.com, Inc.	3.4
Tesla, Inc.	2.1
Alphabet, Inc. Class A	2.0
Alphabet, Inc. Class C	1.8
Berkshire Hathaway, Inc. Class B	1.6
UnitedHealth Group, Inc.	1.5
Johnson & Johnson	1.3
NVIDIA Corp.	1.3
28.2

Market Sectors (% of Fund's net assets)

Information Technology	27.8
Health Care	14.3
Consumer Discretionary	11.4
Financials	10.6
Communication Services	8.4
Industrials	7.8
Consumer Staples	6.6
Energy	4.4
Utilities	3.0
Real Estate	2.9
Materials	2.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 3%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.4%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	2,487,171	46,709,071
Lumen Technologies, Inc. (a)	323,014	3,517,622
Verizon Communications, Inc.	1,459,035	67,392,827
		117,619,520
Entertainment - 1.3%
Activision Blizzard, Inc.	271,640	21,717,618
Electronic Arts, Inc.	97,702	12,821,433
Live Nation Entertainment, Inc. (b)	47,576	4,471,668
Netflix, Inc. (b)	154,349	34,713,090
Take-Two Interactive Software, Inc. (b)	54,923	7,289,930
The Walt Disney Co. (b)	632,819	67,142,096
Warner Bros Discovery, Inc. (b)	767,251	11,508,765
		159,664,600
Interactive Media & Services - 5.1%
Alphabet, Inc.:
Class A (b)	2,089,827	243,088,677
Class C (b)	1,916,154	223,500,203
Match Group, Inc. (b)	99,221	7,273,892
Meta Platforms, Inc. Class A (b)	796,812	126,772,789
Twitter, Inc. (b)	265,005	11,026,858
		611,662,419
Media - 0.8%
Charter Communications, Inc. Class A (b)	40,239	17,387,272
Comcast Corp. Class A	1,553,162	58,274,638
DISH Network Corp. Class A (b)	87,078	1,512,545
Fox Corp.:
Class A	108,219	3,583,131
Class B	50,303	1,554,363
Interpublic Group of Companies, Inc.	136,768	4,085,260
News Corp.:
Class A	134,914	2,312,426
Class B	41,861	723,358
Omnicom Group, Inc.	71,476	4,991,884
Paramount Global Class B	211,369	4,998,877
		99,423,754
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (b)	204,694	29,283,524
TOTAL COMMUNICATION SERVICES		1,017,653,817
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.1%
Aptiv PLC (b)	94,127	9,872,981
BorgWarner, Inc.	83,234	3,201,180
		13,074,161
Automobiles - 2.5%
Ford Motor Co.	1,371,927	20,153,608
General Motors Co. (b)	506,545	18,367,322
Tesla, Inc. (b)	291,543	259,896,007
		298,416,937
Distributors - 0.1%
Genuine Parts Co.	49,193	7,520,134
LKQ Corp.	90,401	4,957,591
Pool Corp.	13,923	4,980,257
		17,457,982
Hotels, Restaurants & Leisure - 1.8%
Booking Holdings, Inc. (b)	14,113	27,318,393
Caesars Entertainment, Inc. (b)	74,476	3,402,808
Carnival Corp. (a)(b)	339,127	3,072,491
Chipotle Mexican Grill, Inc. (b)	9,715	15,196,397
Darden Restaurants, Inc.	43,336	5,394,899
Domino's Pizza, Inc.	12,523	4,910,394
Expedia, Inc. (b)	52,660	5,584,593
Hilton Worldwide Holdings, Inc.	96,699	12,384,241
Las Vegas Sands Corp. (b)	119,461	4,502,485
Marriott International, Inc. Class A	95,517	15,170,010
McDonald's Corp.	256,933	67,668,444
MGM Resorts International	122,858	4,021,142
Norwegian Cruise Line Holdings Ltd. (a)(b)	145,562	1,768,578
Penn National Gaming, Inc. (b)	56,779	1,961,714
Royal Caribbean Cruises Ltd. (a)(b)	77,949	3,017,406
Starbucks Corp.	398,455	33,781,015
Wynn Resorts Ltd. (b)	36,659	2,327,113
Yum! Brands, Inc.	99,072	12,140,283
		223,622,406
Household Durables - 0.3%
D.R. Horton, Inc.	111,295	8,684,349
Garmin Ltd.	53,005	5,174,348
Lennar Corp. Class A	89,850	7,637,250
Mohawk Industries, Inc. (b)	17,880	2,297,222
Newell Brands, Inc.	127,854	2,583,929
NVR, Inc. (b)	1,074	4,718,189
PulteGroup, Inc.	82,557	3,601,136
Whirlpool Corp. (a)	19,526	3,375,460
		38,071,883
Internet & Direct Marketing Retail - 3.5%
Amazon.com, Inc. (b)	3,039,909	410,235,720
eBay, Inc.	194,500	9,458,535
Etsy, Inc. (a)(b)	44,164	4,580,690
		424,274,945
Leisure Products - 0.0%
Hasbro, Inc.	45,538	3,584,751
Multiline Retail - 0.5%
Dollar General Corp.	79,484	19,746,210
Dollar Tree, Inc. (b)	78,207	12,932,310
Target Corp.	160,653	26,247,487
		58,926,007
Specialty Retail - 2.1%
Advance Auto Parts, Inc.	21,224	4,109,391
AutoZone, Inc. (b)	6,896	14,739,441
Bath & Body Works, Inc.	82,856	2,944,702
Best Buy Co., Inc.	70,343	5,415,708
CarMax, Inc. (a)(b)	55,774	5,551,744
Lowe's Companies, Inc.	229,686	43,991,760
O'Reilly Automotive, Inc. (b)	22,834	16,065,774
Ross Stores, Inc.	122,080	9,920,221
The Home Depot, Inc.	359,011	108,040,770
TJX Companies, Inc.	408,020	24,954,503
Tractor Supply Co.	38,870	7,442,828
Ulta Beauty, Inc. (b)	18,145	7,056,772
		250,233,614
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. Class B	440,791	50,655,702
PVH Corp.	23,472	1,453,386
Ralph Lauren Corp. (a)	16,075	1,585,477
Tapestry, Inc.	87,480	2,941,952
VF Corp.	112,142	5,010,505
		61,647,022
TOTAL CONSUMER DISCRETIONARY		1,389,309,708
CONSUMER STAPLES - 6.6%
Beverages - 1.8%
Brown-Forman Corp. Class B (non-vtg.)	63,501	4,713,044
Constellation Brands, Inc. Class A (sub. vtg.)	56,547	13,928,092
Keurig Dr. Pepper, Inc.	256,272	9,927,977
Molson Coors Beverage Co. Class B	65,433	3,909,622
Monster Beverage Corp. (b)	130,653	13,015,652
PepsiCo, Inc.	480,370	84,045,535
The Coca-Cola Co.	1,355,463	86,980,061
		216,519,983
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	153,984	83,351,539
Kroger Co.	227,925	10,584,837
Sysco Corp.	177,002	15,027,470
Walgreens Boots Alliance, Inc.	249,076	9,868,391
Walmart, Inc.	487,748	64,407,123
		183,239,360
Food Products - 1.1%
Archer Daniels Midland Co.	195,495	16,181,121
Campbell Soup Co.	70,228	3,465,752
Conagra Brands, Inc.	166,719	5,703,457
General Mills, Inc.	209,219	15,647,489
Hormel Foods Corp.	98,458	4,857,918
Kellogg Co.	88,037	6,507,695
Lamb Weston Holdings, Inc.	50,184	3,997,657
McCormick & Co., Inc. (non-vtg.)	86,933	7,593,598
Mondelez International, Inc.	480,801	30,790,496
The Hershey Co.	50,720	11,562,131
The J.M. Smucker Co.	37,681	4,985,950
The Kraft Heinz Co.	246,630	9,083,383
Tyson Foods, Inc. Class A	101,286	8,914,181
		129,290,828
Household Products - 1.4%
Church & Dwight Co., Inc.	84,343	7,419,654
Colgate-Palmolive Co.	291,117	22,922,553
Kimberly-Clark Corp.	117,054	15,426,547
Procter & Gamble Co.	833,561	115,789,959
The Clorox Co.	42,761	6,065,220
		167,623,933
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	80,533	21,993,562
Tobacco - 0.6%
Altria Group, Inc.	629,022	27,588,905
Philip Morris International, Inc.	538,537	52,318,870
		79,907,775
TOTAL CONSUMER STAPLES		798,575,441
ENERGY - 4.4%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	324,958	8,348,171
Halliburton Co.	313,364	9,181,565
Schlumberger Ltd.	491,063	18,184,063
		35,713,799
Oil, Gas & Consumable Fuels - 4.1%
APA Corp.	117,508	4,367,772
Chevron Corp.	682,613	111,798,357
ConocoPhillips Co.	449,369	43,782,022
Coterra Energy, Inc.	279,952	8,563,732
Devon Energy Corp.	213,245	13,402,448
Diamondback Energy, Inc.	57,965	7,420,679
EOG Resources, Inc.	203,488	22,631,935
Exxon Mobil Corp.	1,463,516	141,858,606
Hess Corp.	96,243	10,824,450
Kinder Morgan, Inc.	677,478	12,187,829
Marathon Oil Corp.	245,865	6,097,452
Marathon Petroleum Corp.	187,952	17,227,680
Occidental Petroleum Corp.	309,318	20,337,659
ONEOK, Inc.	155,164	9,269,497
Phillips 66 Co.	167,143	14,875,727
Pioneer Natural Resources Co.	78,177	18,524,040
The Williams Companies, Inc.	423,161	14,425,558
Valero Energy Corp.	141,780	15,704,971
		493,300,414
TOTAL ENERGY		529,014,213
FINANCIALS - 10.6%
Banks - 3.6%
Bank of America Corp.	2,463,219	83,281,434
Citigroup, Inc.	674,660	35,014,854
Citizens Financial Group, Inc.	170,407	6,470,354
Comerica, Inc.	45,429	3,533,013
Fifth Third Bancorp	238,360	8,132,843
First Republic Bank	62,352	10,145,294
Huntington Bancshares, Inc.	499,999	6,644,987
JPMorgan Chase & Co.	1,020,386	117,711,729
KeyCorp	323,960	5,928,468
M&T Bank Corp.	62,333	11,060,991
PNC Financial Services Group, Inc.	143,686	23,843,255
Regions Financial Corp.	324,663	6,876,362
Signature Bank	21,862	4,056,931
SVB Financial Group (b)	20,446	8,250,983
Truist Financial Corp.	462,558	23,345,302
U.S. Bancorp	469,718	22,170,690
Wells Fargo & Co.	1,316,840	57,769,771
Zions Bancorp NA	52,585	2,868,512
		437,105,773
Capital Markets - 2.9%
Ameriprise Financial, Inc.	38,183	10,306,355
Bank of New York Mellon Corp.	258,194	11,221,111
BlackRock, Inc. Class A	49,477	33,109,019
Cboe Global Markets, Inc.	36,892	4,551,735
Charles Schwab Corp.	523,962	36,179,576
CME Group, Inc.	124,868	24,908,669
FactSet Research Systems, Inc.	13,166	5,657,167
Franklin Resources, Inc.	97,259	2,669,760
Goldman Sachs Group, Inc.	119,320	39,780,095
Intercontinental Exchange, Inc.	193,952	19,781,164
Invesco Ltd.	116,960	2,074,870
MarketAxess Holdings, Inc.	13,112	3,550,467
Moody's Corp.	55,766	17,301,402
Morgan Stanley	486,188	40,985,648
MSCI, Inc.	28,184	13,566,087
NASDAQ, Inc.	40,049	7,244,864
Northern Trust Corp.	72,395	7,223,573
Raymond James Financial, Inc.	67,537	6,650,368
S&P Global, Inc.	120,589	45,453,612
State Street Corp.	127,543	9,060,655
T. Rowe Price Group, Inc.	78,968	9,750,179
		351,026,376
Consumer Finance - 0.5%
American Express Co.	211,918	32,639,610
Capital One Financial Corp.	136,554	14,997,726
Discover Financial Services	97,613	9,858,913
Synchrony Financial	174,228	5,833,153
		63,329,402
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (b)	628,541	188,939,425
Insurance - 2.0%
AFLAC, Inc.	205,891	11,797,554
Allstate Corp.	95,534	11,174,612
American International Group, Inc.	275,223	14,248,295
Aon PLC	73,786	21,474,677
Arthur J. Gallagher & Co.	72,981	13,062,869
Assurant, Inc.	18,790	3,302,906
Brown & Brown, Inc.	81,396	5,298,880
Chubb Ltd.	147,205	27,768,751
Cincinnati Financial Corp.	51,811	5,043,283
Everest Re Group Ltd.	13,702	3,581,018
Globe Life, Inc.	31,515	3,174,506
Hartford Financial Services Group, Inc.	114,254	7,365,955
Lincoln National Corp.	56,154	2,882,946
Loews Corp.	67,547	3,934,613
Marsh & McLennan Companies, Inc.	174,374	28,590,361
MetLife, Inc.	240,145	15,189,171
Principal Financial Group, Inc.	81,643	5,465,182
Progressive Corp.	203,197	23,379,847
Prudential Financial, Inc.	130,283	13,026,997
The Travelers Companies, Inc.	83,367	13,230,343
W.R. Berkley Corp.	72,784	4,551,184
Willis Towers Watson PLC	38,733	8,015,407
		245,559,357
TOTAL FINANCIALS		1,285,960,333
HEALTH CARE - 14.3%
Biotechnology - 2.0%
AbbVie, Inc.	613,927	88,104,664
Amgen, Inc.	185,591	45,928,205
Biogen, Inc. (b)	50,880	10,942,253
Gilead Sciences, Inc.	435,772	26,037,377
Incyte Corp. (b)	65,412	5,081,204
Moderna, Inc. (b)	120,225	19,727,720
Regeneron Pharmaceuticals, Inc. (b)	37,531	21,831,407
Vertex Pharmaceuticals, Inc. (b)	88,854	24,915,550
		242,568,380
Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	608,310	66,208,460
Abiomed, Inc. (b)	15,830	4,638,348
Align Technology, Inc. (b)	25,462	7,154,058
Baxter International, Inc.	174,936	10,261,746
Becton, Dickinson & Co.	99,037	24,195,729
Boston Scientific Corp. (b)	496,660	20,387,893
Dentsply Sirona, Inc.	74,851	2,706,612
DexCom, Inc. (b)	136,364	11,192,757
Edwards Lifesciences Corp. (b)	216,008	21,717,444
Hologic, Inc. (b)	86,640	6,184,363
IDEXX Laboratories, Inc. (b)	29,186	11,650,467
Intuitive Surgical, Inc. (b)	124,709	28,704,271
Medtronic PLC	466,076	43,121,352
ResMed, Inc.	50,822	12,223,707
STERIS PLC	34,786	7,849,461
Stryker Corp.	116,926	25,109,859
Teleflex, Inc.	16,294	3,918,055
The Cooper Companies, Inc.	17,129	5,601,183
Zimmer Biomet Holdings, Inc.	72,811	8,037,606
		320,863,371
Health Care Providers & Services - 3.4%
AmerisourceBergen Corp.	52,396	7,646,148
Cardinal Health, Inc.	94,647	5,637,175
Centene Corp. (b)	203,201	18,891,597
Cigna Corp.	110,227	30,352,107
CVS Health Corp.	455,574	43,589,320
DaVita HealthCare Partners, Inc. (b)	21,028	1,769,716
Elevance Health, Inc.	83,758	39,960,942
HCA Holdings, Inc.	79,046	16,790,951
Henry Schein, Inc. (b)	47,962	3,780,844
Humana, Inc.	43,946	21,181,972
Laboratory Corp. of America Holdings	32,206	8,444,091
McKesson Corp.	50,502	17,250,473
Molina Healthcare, Inc. (b)	20,394	6,683,522
Quest Diagnostics, Inc.	40,775	5,568,642
UnitedHealth Group, Inc.	325,939	176,769,757
Universal Health Services, Inc. Class B	23,321	2,622,913
		406,940,170
Life Sciences Tools & Services - 2.0%
Agilent Technologies, Inc.	104,265	13,981,937
Bio-Rad Laboratories, Inc. Class A (b)	7,519	4,235,152
Bio-Techne Corp.	13,631	5,251,752
Charles River Laboratories International, Inc. (b)	17,651	4,422,282
Danaher Corp.	224,814	65,526,537
Illumina, Inc. (b)	54,580	11,826,394
IQVIA Holdings, Inc. (b)	65,759	15,799,915
Mettler-Toledo International, Inc. (b)	7,879	10,634,523
PerkinElmer, Inc.	43,826	6,712,828
Thermo Fisher Scientific, Inc.	136,001	81,384,358
Waters Corp. (b)	20,927	7,618,056
West Pharmaceutical Services, Inc.	25,735	8,841,517
		236,235,251
Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	739,677	54,573,369
Catalent, Inc. (b)	62,262	7,041,832
Eli Lilly & Co.	273,986	90,330,444
Johnson & Johnson	914,198	159,545,835
Merck & Co., Inc.	878,554	78,490,014
Organon & Co.	88,119	2,795,135
Pfizer, Inc.	1,949,331	98,460,709
Viatris, Inc.	421,190	4,081,331
Zoetis, Inc. Class A	163,506	29,848,020
		525,166,689
TOTAL HEALTH CARE		1,731,773,861
INDUSTRIALS - 7.8%
Aerospace & Defense - 1.6%
General Dynamics Corp.	80,078	18,151,280
Howmet Aerospace, Inc.	130,673	4,851,888
Huntington Ingalls Industries, Inc.	13,913	3,016,895
L3Harris Technologies, Inc.	67,008	16,079,910
Lockheed Martin Corp.	82,281	34,048,701
Northrop Grumman Corp.	50,764	24,310,880
Raytheon Technologies Corp.	516,686	48,160,302
Textron, Inc.	74,725	4,904,949
The Boeing Co. (b)	193,213	30,780,763
TransDigm Group, Inc. (b)	18,016	11,212,077
		195,517,645
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	44,215	4,894,601
Expeditors International of Washington, Inc.	58,281	6,192,356
FedEx Corp.	82,840	19,309,176
United Parcel Service, Inc. Class B	255,157	49,727,548
		80,123,681
Airlines - 0.2%
Alaska Air Group, Inc. (b)	43,797	1,941,521
American Airlines Group, Inc. (a)(b)	225,660	3,093,799
Delta Air Lines, Inc. (b)	222,723	7,082,591
Southwest Airlines Co. (b)	206,007	7,852,987
United Airlines Holdings, Inc. (b)	113,515	4,171,676
		24,142,574
Building Products - 0.4%
A.O. Smith Corp.	45,176	2,858,286
Allegion PLC	30,505	3,224,379
Carrier Global Corp.	294,695	11,943,988
Fortune Brands Home & Security, Inc.	45,445	3,166,608
Johnson Controls International PLC	241,689	13,029,454
Masco Corp.	81,970	4,539,499
Trane Technologies PLC	81,247	11,942,497
		50,704,711
Commercial Services & Supplies - 0.5%
Cintas Corp.	30,217	12,857,031
Copart, Inc. (b)	74,260	9,512,706
Republic Services, Inc.	72,432	10,043,421
Rollins, Inc.	78,701	3,035,498
Waste Management, Inc.	132,710	21,838,758
		57,287,414
Construction & Engineering - 0.1%
Quanta Services, Inc.	49,927	6,926,373
Electrical Equipment - 0.5%
AMETEK, Inc.	80,222	9,907,417
Eaton Corp. PLC	138,620	20,569,822
Emerson Electric Co.	206,367	18,587,476
Generac Holdings, Inc. (b)	22,176	5,949,821
Rockwell Automation, Inc.	40,392	10,311,270
		65,325,806
Industrial Conglomerates - 0.8%
3M Co.	197,702	28,318,834
General Electric Co.	382,392	28,262,593
Honeywell International, Inc.	236,499	45,516,598
		102,098,025
Machinery - 1.6%
Caterpillar, Inc.	185,304	36,736,518
Cummins, Inc.	49,020	10,848,616
Deere & Co.	96,990	33,285,028
Dover Corp.	50,085	6,695,363
Fortive Corp.	124,532	8,026,087
IDEX Corp.	26,406	5,512,253
Illinois Tool Works, Inc.	98,463	20,456,673
Ingersoll Rand, Inc.	141,028	7,023,194
Nordson Corp.	18,721	4,324,364
Otis Worldwide Corp.	146,887	11,482,157
PACCAR, Inc.	120,791	11,054,792
Parker Hannifin Corp.	44,599	12,893,125
Pentair PLC	57,462	2,809,317
Snap-On, Inc.	18,543	4,154,559
Stanley Black & Decker, Inc.	52,448	5,104,764
Westinghouse Air Brake Tech Co.	63,455	5,931,139
Xylem, Inc.	62,568	5,758,133
		192,096,082
Professional Services - 0.3%
Equifax, Inc.	42,502	8,879,093
Jacobs Engineering Group, Inc.	44,687	6,135,525
Leidos Holdings, Inc.	47,479	5,080,253
Nielsen Holdings PLC	124,964	2,992,888
Robert Half International, Inc.	38,395	3,038,580
Verisk Analytics, Inc.	54,858	10,436,735
		36,563,074
Road & Rail - 0.9%
CSX Corp.	755,379	24,421,403
J.B. Hunt Transport Services, Inc.	29,123	5,337,372
Norfolk Southern Corp.	82,801	20,797,127
Old Dominion Freight Lines, Inc.	31,899	9,681,665
Union Pacific Corp.	218,188	49,594,132
		109,831,699
Trading Companies & Distributors - 0.2%
Fastenal Co.	199,976	10,270,767
United Rentals, Inc. (b)	24,879	8,027,707
W.W. Grainger, Inc.	14,913	8,105,663
		26,404,137
TOTAL INDUSTRIALS		947,021,221
INFORMATION TECHNOLOGY - 27.8%
Communications Equipment - 0.8%
Arista Networks, Inc. (b)	78,181	9,118,250
Cisco Systems, Inc.	1,443,236	65,479,617
F5, Inc. (b)	21,009	3,516,066
Juniper Networks, Inc.	112,250	3,146,368
Motorola Solutions, Inc.	58,122	13,867,328
		95,127,629
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	207,457	16,001,158
CDW Corp.	46,942	8,521,381
Corning, Inc.	264,091	9,707,985
Keysight Technologies, Inc. (b)	63,221	10,279,735
TE Connectivity Ltd.	111,929	14,968,265
Teledyne Technologies, Inc. (b)	16,274	6,369,644
Trimble, Inc. (b)	86,905	6,033,814
Zebra Technologies Corp. Class A (b)	18,244	6,525,696
		78,407,678
IT Services - 4.4%
Accenture PLC Class A	220,055	67,394,044
Akamai Technologies, Inc. (b)	55,693	5,358,780
Automatic Data Processing, Inc.	145,133	34,994,469
Broadridge Financial Solutions, Inc.	40,727	6,538,720
Cognizant Technology Solutions Corp. Class A	181,066	12,305,245
DXC Technology Co. (b)	84,935	2,683,946
EPAM Systems, Inc. (b)	19,855	6,934,359
Fidelity National Information Services, Inc.	212,193	21,677,637
Fiserv, Inc. (b)	202,113	21,359,302
FleetCor Technologies, Inc. (b)	26,870	5,913,818
Gartner, Inc. (b)	27,981	7,428,396
Global Payments, Inc.	97,812	11,964,364
IBM Corp.	312,481	40,869,390
Jack Henry & Associates, Inc.	25,314	5,259,490
MasterCard, Inc. Class A	298,356	105,555,369
Paychex, Inc.	111,627	14,319,512
PayPal Holdings, Inc. (b)	402,325	34,813,182
VeriSign, Inc. (b)	33,110	6,263,088
Visa, Inc. Class A	571,754	121,274,741
		532,907,852
Semiconductors & Semiconductor Equipment - 5.5%
Advanced Micro Devices, Inc. (b)	562,995	53,186,138
Analog Devices, Inc.	181,809	31,263,876
Applied Materials, Inc.	306,908	32,526,110
Broadcom, Inc.	141,844	75,954,625
Enphase Energy, Inc. (b)	46,911	13,331,168
Intel Corp.	1,420,595	51,581,804
KLA Corp.	51,847	19,885,398
Lam Research Corp.	48,192	24,120,578
Microchip Technology, Inc.	193,162	13,301,135
Micron Technology, Inc.	387,951	23,998,649
Monolithic Power Systems, Inc.	15,232	7,078,615
NVIDIA Corp.	869,942	158,007,565
NXP Semiconductors NV	91,220	16,773,534
onsemi (b)	150,956	10,080,842
Qorvo, Inc. (b)	37,671	3,920,421
Qualcomm, Inc.	389,109	56,444,152
Skyworks Solutions, Inc.	55,909	6,087,372
SolarEdge Technologies, Inc. (b)	19,242	6,929,621
Teradyne, Inc.	55,658	5,615,336
Texas Instruments, Inc.	320,366	57,310,274
		667,397,213
Software - 9.1%
Adobe, Inc. (b)	164,155	67,323,249
ANSYS, Inc. (b)	30,222	8,431,636
Autodesk, Inc. (b)	75,573	16,347,951
Cadence Design Systems, Inc. (b)	95,804	17,827,208
Ceridian HCM Holding, Inc. (b)	47,727	2,614,008
Citrix Systems, Inc.	43,331	4,394,197
Fortinet, Inc. (b)	231,446	13,805,754
Intuit, Inc.	98,254	44,820,527
Microsoft Corp.	2,598,357	729,462,744
NortonLifeLock, Inc.	202,150	4,958,740
Oracle Corp.	546,911	42,571,552
Paycom Software, Inc. (b)	16,729	5,528,767
PTC, Inc. (b)	36,576	4,512,747
Roper Technologies, Inc.	36,796	16,067,709
Salesforce.com, Inc. (b)	345,170	63,518,183
ServiceNow, Inc. (b)	69,644	31,107,189
Synopsys, Inc. (b)	53,189	19,546,958
Tyler Technologies, Inc. (b)	14,409	5,749,191
		1,098,588,310
Technology Hardware, Storage & Peripherals - 7.4%
Apple, Inc.	5,341,884	868,109,567
Hewlett Packard Enterprise Co.	451,693	6,432,108
HP, Inc.	365,959	12,219,371
NetApp, Inc.	77,313	5,514,736
Seagate Technology Holdings PLC	68,670	5,492,227
Western Digital Corp. (b)	108,801	5,342,129
		903,110,138
TOTAL INFORMATION TECHNOLOGY		3,375,538,820
MATERIALS - 2.5%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	77,048	19,125,625
Albemarle Corp.	40,687	9,940,241
Celanese Corp. Class A	37,629	4,421,784
CF Industries Holdings, Inc.	72,472	6,920,351
Corteva, Inc.	251,427	14,469,624
Dow, Inc.	252,956	13,459,789
DuPont de Nemours, Inc.	176,673	10,817,688
Eastman Chemical Co.	44,776	4,295,362
Ecolab, Inc.	86,340	14,260,778
FMC Corp.	43,754	4,861,069
International Flavors & Fragrances, Inc.	88,536	10,982,891
Linde PLC	174,850	52,804,700
LyondellBasell Industries NV Class A	89,919	8,013,581
PPG Industries, Inc.	82,058	10,609,279
Sherwin-Williams Co.	83,144	20,115,859
The Mosaic Co.	125,763	6,622,680
		211,721,301
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	21,667	7,628,517
Vulcan Materials Co.	46,171	7,633,451
		15,261,968
Containers & Packaging - 0.3%
Amcor PLC	522,087	6,761,027
Avery Dennison Corp.	28,389	5,406,969
Ball Corp.	111,101	8,157,035
International Paper Co.	128,763	5,507,194
Packaging Corp. of America	32,553	4,577,277
Sealed Air Corp.	50,752	3,101,962
WestRock Co.	88,541	3,750,597
		37,262,061
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	503,501	15,885,457
Newmont Corp.	275,729	12,485,009
Nucor Corp.	92,435	12,552,673
		40,923,139
TOTAL MATERIALS		305,168,469
REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.8%
Alexandria Real Estate Equities, Inc.	51,602	8,554,580
American Tower Corp.	161,445	43,724,149
AvalonBay Communities, Inc.	48,576	10,392,349
Boston Properties, Inc.	49,545	4,516,522
Camden Property Trust (SBI)	37,008	5,221,829
Crown Castle International Corp.	150,443	27,179,032
Digital Realty Trust, Inc.	98,901	13,099,437
Duke Realty Corp.	133,567	8,355,952
Equinix, Inc.	31,623	22,254,370
Equity Residential (SBI)	118,886	9,319,474
Essex Property Trust, Inc.	22,698	6,503,658
Extra Space Storage, Inc.	46,651	8,841,298
Federal Realty Investment Trust (SBI)	24,832	2,622,508
Healthpeak Properties, Inc.	187,455	5,179,382
Host Hotels & Resorts, Inc.	248,328	4,422,722
Iron Mountain, Inc.	100,947	4,894,920
Kimco Realty Corp.	214,711	4,747,260
Mid-America Apartment Communities, Inc.	40,102	7,448,144
Prologis (REIT), Inc.	257,183	34,092,178
Public Storage	53,054	17,317,356
Realty Income Corp.	209,007	15,464,428
Regency Centers Corp.	53,894	3,472,390
SBA Communications Corp. Class A	37,462	12,579,365
Simon Property Group, Inc.	114,073	12,392,891
UDR, Inc.	103,983	5,032,777
Ventas, Inc.	138,862	7,467,998
VICI Properties, Inc.	334,566	11,438,812
Vornado Realty Trust	55,271	1,679,686
Welltower, Inc.	157,717	13,617,286
Weyerhaeuser Co.	258,652	9,394,241
		341,226,994
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	113,558	9,722,836
TOTAL REAL ESTATE		350,949,830
UTILITIES - 3.0%
Electric Utilities - 1.9%
Alliant Energy Corp.	87,138	5,309,318
American Electric Power Co., Inc.	178,415	17,584,582
Constellation Energy Corp.	113,501	7,502,416
Duke Energy Corp.	267,477	29,403,747
Edison International	132,436	8,975,188
Entergy Corp.	70,656	8,134,625
Evergy, Inc.	79,726	5,442,097
Eversource Energy	119,817	10,570,256
Exelon Corp.	340,543	15,831,844
FirstEnergy Corp.	198,353	8,152,308
NextEra Energy, Inc.	682,504	57,664,763
NRG Energy, Inc.	82,437	3,111,997
Pinnacle West Capital Corp.	39,259	2,884,359
PPL Corp.	255,668	7,434,825
Southern Co.	369,140	28,383,175
Xcel Energy, Inc.	189,222	13,847,266
		230,232,766
Gas Utilities - 0.1%
Atmos Energy Corp.	48,296	5,862,651
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	232,028	5,155,662
Multi-Utilities - 0.9%
Ameren Corp.	89,713	8,354,075
CenterPoint Energy, Inc.	218,682	6,930,033
CMS Energy Corp.	100,796	6,927,709
Consolidated Edison, Inc.	123,088	12,218,946
Dominion Energy, Inc.	281,850	23,106,063
DTE Energy Co.	67,309	8,770,363
NiSource, Inc.	140,983	4,285,883
Public Service Enterprise Group, Inc.	173,453	11,390,659
Sempra Energy	109,195	18,104,531
WEC Energy Group, Inc.	109,588	11,376,330
		111,464,592
Water Utilities - 0.1%
American Water Works Co., Inc.	63,144	9,815,103
TOTAL UTILITIES		362,530,774
TOTAL COMMON STOCKS (Cost $6,388,982,020)		12,093,496,487

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $795,196)	800,000	788,994

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	23,323,302	23,327,967
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	25,097,389	25,099,899
TOTAL MONEY MARKET FUNDS (Cost $48,427,866)		48,427,866

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $6,438,205,082)	12,142,713,347
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(16,126,941)
NET ASSETS - 100.0%	12,126,586,406

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	184	Sep 2022	38,028,200	425,230	425,230

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $208,097.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	26,198,811	5,235,590,709	5,238,461,553	213,280	-	-	23,327,967	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	240,088,399	431,459,847	646,448,347	50,158	-	-	25,099,899	0.1%
Total	266,287,210	5,667,050,556	5,884,909,900	263,438	-	-	48,427,866

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,017,653,817	1,017,653,817	-	-
Consumer Discretionary	1,389,309,708	1,389,309,708	-	-
Consumer Staples	798,575,441	798,575,441	-	-
Energy	529,014,213	529,014,213	-	-
Financials	1,285,960,333	1,285,960,333	-	-
Health Care	1,731,773,861	1,731,773,861	-	-
Industrials	947,021,221	947,021,221	-	-
Information Technology	3,375,538,820	3,375,538,820	-	-
Materials	305,168,469	305,168,469	-	-
Real Estate	350,949,830	350,949,830	-	-
Utilities	362,530,774	362,530,774	-	-

U.S. Government and Government Agency Obligations	788,994	-	788,994	-

Money Market Funds	48,427,866	48,427,866	-	-
Total Investments in Securities:	12,142,713,347	12,141,924,353	788,994	-
Derivative Instruments:

Assets
Futures Contracts	425,230	425,230	-	-
Total Assets	425,230	425,230	-	-
Total Derivative Instruments:	425,230	425,230	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	425,230	0
Total Equity Risk	425,230	0
Total Value of Derivatives	425,230	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $24,508,997) - See accompanying schedule:	$12,094,285,481
Unaffiliated issuers (cost $6,389,777,216)
Fidelity Central Funds (cost $48,427,866)	48,427,866

Total Investment in Securities (cost $6,438,205,082)		$12,142,713,347
Cash		522,991
Receivable for investments sold		6,737,548
Receivable for fund shares sold		34,695,119
Dividends receivable		11,378,546
Distributions receivable from Fidelity Central Funds		85,959
Receivable for daily variation margin on futures contracts		61,516
Receivable from investment adviser for expense reductions		26,869
Other receivables		6,731
Total assets		12,196,228,626
Liabilities
Payable for investments purchased	$36,959,746
Payable for fund shares redeemed	7,314,706
Accrued management fee	143,317
Other payables and accrued expenses	94,376
Collateral on securities loaned	25,130,075
Total Liabilities		69,642,220
Net Assets		$12,126,586,406
Net Assets consist of:
Paid in capital		$5,850,002,686
Total accumulated earnings (loss)		6,276,583,720
Net Assets		$12,126,586,406
Net Asset Value , offering price and redemption price per share ($12,126,586,406 ÷ 610,199,246 shares)		$19.87

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$202,638,121
Interest		3,897
Income from Fidelity Central Funds (including $50,158 from security lending)		263,438
Total Income		202,905,456
Expenses
Management fee	$2,096,241
Custodian fees and expenses	206,723
Independent trustees' fees and expenses	47,573
Registration fees	57,399
Audit	53,277
Legal	20,674
Interest	163,270
Miscellaneous	51,480
Total expenses before reductions	2,696,637
Expense reductions	(385,616)
Total expenses after reductions		2,311,021
Net Investment income (loss)		200,594,435
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	932,283,669
Futures contracts	648,935
Total net realized gain (loss)		932,932,604
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,487,494,705)
Futures contracts	(1,100,564)
Total change in net unrealized appreciation (depreciation)		(1,488,595,269)
Net gain (loss)		(555,662,665)
Net increase (decrease) in net assets resulting from operations		$(355,068,230)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$200,594,435	$248,727,341
Net realized gain (loss)	932,932,604	2,275,157,598
Change in net unrealized appreciation (depreciation)	(1,488,595,269)	2,773,867,431
Net increase (decrease) in net assets resulting from operations	(355,068,230)	5,297,752,370
Distributions to shareholders	(1,599,790,076)	(616,908,279)
Share transactions
Proceeds from sales of shares	12,169,424,091	18,319,849,544
Reinvestment of distributions	1,583,014,796	610,586,296
Cost of shares redeemed	(13,638,764,397)	(25,049,954,195)
Net increase (decrease) in net assets resulting from share transactions	113,674,490	(6,119,518,355)
Total increase (decrease) in net assets	(1,841,183,816)	(1,438,674,264)

Net Assets
Beginning of period	13,967,770,222	15,406,444,486
End of period	$12,126,586,406	$13,967,770,222

Other Information
Shares
Sold	573,830,765	920,285,819
Issued in reinvestment of distributions	74,073,945	32,481,306
Redeemed	(640,807,880)	(1,221,017,368)
Net increase (decrease)	7,096,830	(268,250,243)

Fidelity® SAI U.S. Large Cap Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$23.16	$17.68	$16.09	$15.21	$13.30
Income from Investment Operations
Net investment income (loss) A,B	.30	.31	.32	.30	.27
Net realized and unrealized gain (loss)	(1.23)	5.94	1.56	.87	1.86
Total from investment operations	(.93)	6.25	1.88	1.17	2.13
Distributions from net investment income	(.34)	(.35)	(.29)	(.28)	(.19)
Distributions from net realized gain	(2.02)	(.42)	-	(.01)	(.03)
Total distributions	(2.36)	(.77)	(.29)	(.29)	(.22)
Net asset value, end of period	$19.87	$23.16	$17.68	$16.09	$15.21
Total Return C,D	(4.68)%	36.43%	11.84%	7.97%	16.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.02%	.02%	.02%	.09%	.09%
Expenses net of fee waivers, if any	.02%	.02%	.02%	.02%	.02%
Expenses net of all reductions	.02%	.02%	.02%	.02%	.02%
Net investment income (loss)	1.43%	1.52%	1.97%	2.00%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$12,126,586	$13,967,770	$15,406,444	$14,046,976	$13,692,497
Portfolio turnover rate H	75%	86%	80%	41%	26%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total returns for periods of less than one year are not annualized.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Annualized

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities   may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to futures contracts and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:
Gross unrealized appreciation	$5,776,491,668
Gross unrealized depreciation	(232,843,449)
Net unrealized appreciation (depreciation)	$5,543,648,219
Tax Cost	$6,599,065,128

The tax-based components of distributable earnings as of period end were as follows:
Undistributed ordinary income	$ 109,344,971
Undistributed long-term capital gain	$ 623,590,529
Net unrealized appreciation (depreciation) on securities and other investments	$5,543,648,219

The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$ 233,107,467	$ 358,589,460
Long-term Capital Gains	1,366,682,609	258,318,819
Total	$ 1,599,790,076	$ 616,908,279
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI U.S. Large Cap Index Fund	10,481,367,184	11,746,264,963

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .015% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Large Cap Index Fund	Borrower	$ 95,333,651.56%		$ 161,675

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI U.S. Large Cap Index Fund	$ 18,763

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI U.S. Large Cap Index Fund	$ 4,746	$ -	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI U.S. Large Cap Index Fund	$ 43,170,000	1.33%	$ 1,595

10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .015% of average net assets. This reimbursement will remain in place through November 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $385,616.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity SAI U.S. Large Cap Index Fund	11%
12. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI U.S. Large Cap Index Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI U.S. Large Cap Index Fund	.02%
Actual		$ 1,000	$ 921.60	$ .10
Hypothetical- B		$ 1,000	$ 1,024.70	$ .10

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $862,570,195, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 89% and 91% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 91% and 94% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3% and 6% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9870993.106
SV9-ANN-0922
Fidelity® SAI Small-Mid Cap 500 Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
A fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Small-Mid Cap 500 Index Fund	-8.94%	10.30%	9.60%

A     From August 12, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Small-Mid Cap 500 Index Fund, on August 12, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell SMID 500 Index performed over the same period.

22,000
20,000
17,500
15,000
12,500
10,000
9,000
$8,600
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$18,952 Fidelity® SAI Small-Mid Cap 500 Index Fund
$19,035 Russell SMID 500™ Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500 ® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -8.94%, roughly in line with the -8.90% result of the benchmark Russell SMID 500 Index. By sector, information technology returned approximately -16% and detracted most, followed by consumer discretionary, which returned -23%. The health care sector returned -20% and industrials (-9%) also hurt. Other notable detractors included the communication services (-18%), real estate (-3%) and consumer staples (-8%) sectors. Conversely, energy advanced 94% and contributed most. Materials stocks also helped, gaining 8%. The utilities sector rose 12% and financials (+2%) also contributed, lifted by the insurance industry (+11%). Turning to individual stocks, the biggest individual detractor was 10x Genomics (-77%), from the pharmaceuticals, biotechnology & life sciences industry. Upstart Holdings, within the diversified financials segment, returned -78% and hindered the fund. In consumer services, Chegg (-77%) also hurt. Other detractors were Novavax (-68%) and Charles River Laboratories (-37%), from the pharmaceuticals, biotechnology & life sciences group. Conversely, the biggest individual contributor was Devon Energy (+126%), from the energy sector. Also in energy, EQT (+138%), Diamondback Energy (+64%) and Marathon Oil (+96%) further helped. CF Industries Holdings, within the materials sector, gained roughly 80% and boosted the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Quanta Services, Inc.	0.6
LPL Financial	0.5
Entegris, Inc.	0.5
FactSet Research Systems, Inc.	0.5
EQT Corp.	0.5
Avery Dennison Corp.	0.5
Brown & Brown, Inc.	0.5
Carlisle Companies, Inc.	0.5
Jack Henry & Associates, Inc.	0.5
Bio-Techne Corp.	0.5
5.1

Market Sectors (% of Fund's net assets)

Industrials	18.7
Information Technology	15.2
Financials	14.7
Consumer Discretionary	12.2
Real Estate	9.9
Health Care	9.8
Materials	6.7
Energy	4.0
Consumer Staples	3.0
Utilities	2.9
Communication Services	2.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 5.7%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.2%
Frontier Communications Parent, Inc. (a)	18,823	487,704
Entertainment - 0.5%
AMC Entertainment Holdings, Inc. Class A (a)(b)	39,720	578,323
Madison Square Garden Sports Corp. (a)	1,457	224,057
Playtika Holding Corp. (a)	7,945	97,485
World Wrestling Entertainment, Inc. Class A	3,308	229,277
		1,129,142
Interactive Media & Services - 0.2%
IAC (a)	5,978	409,493
TripAdvisor, Inc. (a)	7,849	149,209
		558,702
Media - 1.8%
Altice U.S.A., Inc. Class A (a)	16,078	168,980
Cable One, Inc.	457	629,143
Interpublic Group of Companies, Inc.	30,219	902,642
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	15,423	1,045,217
Liberty Media Class A (a)	1,615	100,114
News Corp.:
Class A	29,661	508,390
Class B	9,283	160,410
Nexstar Broadcasting Group, Inc. Class A	2,987	562,661
The New York Times Co. Class A	12,637	403,752
		4,481,309
TOTAL COMMUNICATION SERVICES		6,656,857
CONSUMER DISCRETIONARY - 12.2%
Auto Components - 0.8%
BorgWarner, Inc.	18,352	705,818
Gentex Corp.	18,057	509,569
Lear Corp.	4,573	691,163
QuantumScape Corp. Class A (a)(b)	18,823	203,665
		2,110,215
Automobiles - 0.3%
Harley-Davidson, Inc.	10,339	390,918
Thor Industries, Inc. (b)	4,067	342,970
		733,888
Distributors - 0.4%
Pool Corp.	2,997	1,072,027
Diversified Consumer Services - 1.1%
ADT, Inc.	16,062	117,253
Bright Horizons Family Solutions, Inc. (a)	4,541	425,355
Grand Canyon Education, Inc. (a)	2,444	234,795
H&R Block, Inc.	12,634	504,855
Mister Car Wash, Inc. (a)(b)	6,062	70,319
Service Corp. International	11,864	883,393
Terminix Global Holdings, Inc. (a)	9,339	417,453
		2,653,423
Hotels, Restaurants & Leisure - 2.6%
ARAMARK Holdings Corp.	17,817	595,088
Boyd Gaming Corp.	6,160	341,942
Choice Hotels International, Inc.	2,586	312,570
Churchill Downs, Inc.	2,787	584,713
Hyatt Hotels Corp. Class A (a)	3,878	320,905
Marriott Vacations Worldwide Corp.	3,131	428,697
Norwegian Cruise Line Holdings Ltd. (a)(b)	32,142	390,525
Penn National Gaming, Inc. (a)	12,766	441,065
Planet Fitness, Inc. (a)	6,486	511,162
Six Flags Entertainment Corp. (a)	5,928	134,388
Travel+Leisure Co.	6,441	277,672
Vail Resorts, Inc.	3,091	732,969
Wendy's Co.	13,265	278,963
Wyndham Hotels & Resorts, Inc.	6,956	482,816
Wynn Resorts Ltd. (a)	8,164	518,251
		6,351,726
Household Durables - 1.5%
Leggett & Platt, Inc.	10,226	405,359
Mohawk Industries, Inc. (a)	4,042	519,316
Newell Brands, Inc.	29,013	586,353
PulteGroup, Inc.	18,171	792,619
Tempur Sealy International, Inc.	13,166	361,802
Toll Brothers, Inc.	8,446	415,374
TopBuild Corp. (a)	2,513	532,052
		3,612,875
Internet & Direct Marketing Retail - 0.3%
Lyft, Inc. (a)	23,557	326,500
Wayfair LLC Class A (a)(b)	5,921	319,201
		645,701
Leisure Products - 0.9%
Brunswick Corp.	5,867	470,064
Mattel, Inc. (a)	27,016	626,771
Peloton Interactive, Inc. Class A (a)(b)	22,891	217,236
Polaris, Inc. (b)	4,342	509,230
YETI Holdings, Inc. (a)	6,696	339,956
		2,163,257
Multiline Retail - 0.5%
Kohl's Corp.	9,834	286,563
Macy's, Inc.	21,872	386,041
Nordstrom, Inc.	8,598	202,139
Ollie's Bargain Outlet Holdings, Inc. (a)	4,796	282,724
		1,157,467
Specialty Retail - 2.2%
AutoNation, Inc. (a)	3,048	361,920
Carvana Co. Class A (a)	8,016	233,666
Dick's Sporting Goods, Inc. (b)	4,266	399,255
Five Below, Inc. (a)	4,195	533,059
Floor & Decor Holdings, Inc. Class A (a)	7,933	639,162
GameStop Corp. Class A (b)	20,632	701,694
Gap, Inc.	15,200	146,224
Leslie's, Inc. (a)(b)	12,173	184,543
Lithia Motors, Inc. Class A (sub. vtg.)	2,190	580,963
Penske Automotive Group, Inc.	2,110	241,574
Petco Health & Wellness Co., Inc. (a)(b)	6,184	86,081
RH (a)	1,337	373,598
Victoria's Secret & Co. (a)	6,355	234,881
Williams-Sonoma, Inc.	5,346	772,069
		5,488,689
Textiles, Apparel & Luxury Goods - 1.6%
Capri Holdings Ltd. (a)	11,061	538,449
Carter's, Inc. (b)	3,027	246,640
Columbia Sportswear Co.	2,802	207,376
Deckers Outdoor Corp. (a)	2,078	650,850
Hanesbrands, Inc.	26,784	299,445
PVH Corp.	5,162	319,631
Ralph Lauren Corp.	3,509	346,093
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	10,281	390,267
Tapestry, Inc.	20,296	682,554
Under Armour, Inc.:
Class A (sub. vtg.) (a)	14,480	134,085
Class C (non-vtg.) (a)	16,762	138,454
		3,953,844
TOTAL CONSUMER DISCRETIONARY		29,943,112
CONSUMER STAPLES - 3.0%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)(b)	726	276,192
Food & Staples Retailing - 1.2%
Albertsons Companies, Inc.	12,342	331,383
BJ's Wholesale Club Holdings, Inc. (a)	10,298	697,175
Casey's General Stores, Inc.	2,849	577,350
Grocery Outlet Holding Corp. (a)(b)	6,779	289,599
Performance Food Group Co. (a)	11,688	581,010
U.S. Foods Holding Corp. (a)	17,106	538,839
		3,015,356
Food Products - 1.4%
Darling Ingredients, Inc. (a)	12,297	851,936
Flowers Foods, Inc.	14,404	409,218
Freshpet, Inc. (a)	3,493	186,666
Ingredion, Inc.	5,091	463,179
Lamb Weston Holdings, Inc.	11,078	882,473
Pilgrim's Pride Corp. (a)	3,636	114,061
Post Holdings, Inc. (a)	4,273	371,495
Seaboard Corp.	19	77,152
		3,356,180
Household Products - 0.1%
Reynolds Consumer Products, Inc.	4,173	121,267
Spectrum Brands Holdings, Inc.	3,062	212,931
		334,198
Personal Products - 0.2%
Coty, Inc. Class A (a)	26,645	195,041
Olaplex Holdings, Inc. (b)	9,552	164,294
		359,335
TOTAL CONSUMER STAPLES		7,341,261
ENERGY - 4.0%
Energy Equipment & Services - 0.3%
NOV, Inc.	30,080	559,789
Oil, Gas & Consumable Fuels - 3.7%
Antero Midstream GP LP	25,840	259,950
Antero Resources Corp. (a)	22,591	895,507
APA Corp.	25,905	962,889
Chesapeake Energy Corp.	9,802	923,054
DT Midstream, Inc.	7,448	409,863
Enviva, Inc.	2,352	163,770
EQT Corp.	28,325	1,247,150
HF Sinclair Corp.	11,529	551,317
New Fortress Energy, Inc.	3,703	181,336
Ovintiv, Inc.	19,858	1,014,545
PDC Energy, Inc.	7,271	477,632
Range Resources Corp. (a)	20,208	668,279
Southwestern Energy Co. (a)	85,531	603,849
Texas Pacific Land Corp.	440	806,894
		9,166,035
TOTAL ENERGY		9,725,824
FINANCIALS - 14.7%
Banks - 4.6%
Bank of Hawaii Corp.	3,039	243,454
Bank OZK	9,006	361,141
BOK Financial Corp.	2,259	198,860
Comerica, Inc.	10,040	780,811
Commerce Bancshares, Inc.	8,417	584,897
Cullen/Frost Bankers, Inc.	4,483	584,583
East West Bancorp, Inc.	10,869	780,177
First Citizens Bancshares, Inc.	936	708,252
First Hawaiian, Inc.	9,816	250,210
First Horizon National Corp.	40,671	909,404
FNB Corp., Pennsylvania	26,818	320,743
PacWest Bancorp	8,931	250,336
Pinnacle Financial Partners, Inc.	5,760	455,616
Popular, Inc.	5,760	447,379
Prosperity Bancshares, Inc.	6,800	503,812
Signature Bank	4,762	883,684
Synovus Financial Corp.	11,064	446,764
Umpqua Holdings Corp.	16,604	292,396
Webster Financial Corp.	13,709	636,783
Western Alliance Bancorp.	8,126	620,664
Wintrust Financial Corp.	4,604	396,128
Zions Bancorp NA	11,446	624,379
		11,280,473
Capital Markets - 3.7%
Affiliated Managers Group, Inc.	2,950	372,821
Carlyle Group LP	15,911	619,097
Cboe Global Markets, Inc.	8,137	1,003,943
Evercore, Inc. Class A	2,906	290,513
FactSet Research Systems, Inc.	2,917	1,253,377
Invesco Ltd.	28,698	509,103
Janus Henderson Group PLC	10,587	272,827
Jefferies Financial Group, Inc.	16,102	524,442
Lazard Ltd. Class A	7,249	273,070
LPL Financial	6,119	1,284,500
MarketAxess Holdings, Inc.	2,855	773,077
Morningstar, Inc.	1,911	487,974
Robinhood Markets, Inc. (a)(b)	42,704	386,471
SEI Investments Co.	8,007	443,268
Stifel Financial Corp.	7,940	474,891
Virtu Financial, Inc. Class A	7,652	178,521
		9,147,895
Consumer Finance - 0.6%
Credit Acceptance Corp. (a)(b)	533	306,960
OneMain Holdings, Inc.	9,038	336,214
SLM Corp.	20,725	323,310
SoFi Technologies, Inc. (a)(b)	61,100	385,541
Upstart Holdings, Inc. (a)(b)	5,640	137,221
		1,489,246
Diversified Financial Services - 0.2%
Voya Financial, Inc. (b)	7,805	469,549
Insurance - 4.4%
Alleghany Corp. (a)	1,006	842,505
American Financial Group, Inc.	5,171	691,259
Assurant, Inc.	4,157	730,717
Assured Guaranty Ltd.	4,731	276,243
Axis Capital Holdings Ltd.	5,980	301,930
Brighthouse Financial, Inc. (a)	5,762	250,186
Brown & Brown, Inc.	18,170	1,182,867
Erie Indemnity Co. Class A	1,927	391,875
Everest Re Group Ltd.	2,991	781,698
First American Financial Corp.	7,994	463,652
Globe Life, Inc.	6,955	700,577
Hanover Insurance Group, Inc.	2,720	371,198
Kemper Corp.	4,881	228,431
Lincoln National Corp.	13,172	676,250
Old Republic International Corp.	21,731	505,680
Primerica, Inc.	2,938	378,091
Reinsurance Group of America, Inc.	5,135	594,530
RenaissanceRe Holdings Ltd.	3,345	432,542
Ryan Specialty Group Holdings, Inc. (b)	6,320	273,277
Unum Group	15,393	495,501
White Mountains Insurance Group Ltd.	222	275,153
		10,844,162
Mortgage Real Estate Investment Trusts - 0.9%
AGNC Investment Corp.	40,140	506,165
Annaly Capital Management, Inc.	119,756	823,921
Rithm Capital Corp.	32,784	357,673
Starwood Property Trust, Inc.	22,447	530,198
		2,217,957
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp.	23,658	334,524
New York Community Bancorp, Inc.	35,403	375,980
TFS Financial Corp.	3,849	56,388
UWM Holdings Corp. Class A (b)	7,125	26,861
		793,753
TOTAL FINANCIALS		36,243,035
HEALTH CARE - 9.8%
Biotechnology - 2.3%
Exact Sciences Corp. (a)	13,436	605,964
Exelixis, Inc. (a)	24,284	508,021
Ionis Pharmaceuticals, Inc. (a)	10,854	407,676
Mirati Therapeutics, Inc. (a)	3,307	212,971
Natera, Inc. (a)	6,631	311,657
Neurocrine Biosciences, Inc. (a)	7,284	685,643
Novavax, Inc. (a)(b)	5,998	326,951
Repligen Corp. (a)	4,250	906,780
Sarepta Therapeutics, Inc. (a)	6,467	601,108
Ultragenyx Pharmaceutical, Inc. (a)(b)	5,132	273,433
United Therapeutics Corp. (a)	3,428	792,108
		5,632,312
Health Care Equipment & Supplies - 1.8%
Dentsply Sirona, Inc.	16,468	595,483
Enovis Corp. (a)(b)	3,891	232,371
Envista Holdings Corp. (a)	12,508	508,450
Globus Medical, Inc. (a)	6,042	354,605
ICU Medical, Inc. (a)	1,550	274,614
Integra LifeSciences Holdings Corp. (a)	5,566	306,353
Masimo Corp. (a)	3,852	556,922
Novocure Ltd. (a)	7,940	539,841
Penumbra, Inc. (a)	2,741	382,041
QuidelOrtho Corp. (a)	3,797	387,446
Tandem Diabetes Care, Inc. (a)	4,904	324,694
		4,462,820
Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc. (a)	6,844	567,436
agilon health, Inc. (a)(b)	14,381	359,956
Amedisys, Inc. (a)	2,457	294,471
Chemed Corp.	1,123	540,264
DaVita HealthCare Partners, Inc. (a)	4,488	377,710
Encompass Health Corp.	7,526	380,966
Enhabit Home Health & Hospice (a)	3,763	65,890
Guardant Health, Inc. (a)(b)	7,489	375,723
Henry Schein, Inc. (a)	10,539	830,789
Oak Street Health, Inc. (a)(b)	8,952	259,160
Premier, Inc.	9,047	347,948
Signify Health, Inc. (a)(b)	5,454	93,318
Tenet Healthcare Corp. (a)	8,169	540,134
Universal Health Services, Inc. Class B	4,989	561,113
		5,594,878
Health Care Technology - 0.6%
Certara, Inc. (a)	8,932	205,347
Change Healthcare, Inc. (a)	19,316	468,799
Definitive Healthcare Corp. (b)	2,445	63,521
Doximity, Inc. (a)	7,370	311,898
Teladoc Health, Inc. (a)(b)	12,342	454,803
		1,504,368
Life Sciences Tools & Services - 2.1%
10X Genomics, Inc. (a)	6,989	280,608
Azenta, Inc.	5,692	388,536
Bio-Techne Corp.	2,990	1,151,987
Bruker Corp.	8,362	573,215
Charles River Laboratories International, Inc. (a)	3,875	970,843
Maravai LifeSciences Holdings, Inc. (a)	8,439	220,174
QIAGEN NV (a)	17,434	865,424
Sotera Health Co. (a)	7,595	145,824
Syneos Health, Inc. (a)	7,875	623,228
		5,219,839
Pharmaceuticals - 0.7%
Jazz Pharmaceuticals PLC (a)	4,683	730,829
Organon & Co.	19,530	619,492
Perrigo Co. PLC	10,321	432,140
		1,782,461
TOTAL HEALTH CARE		24,196,678
INDUSTRIALS - 18.7%
Aerospace & Defense - 2.2%
Axon Enterprise, Inc. (a)	5,192	572,106
BWX Technologies, Inc.	7,017	397,724
Curtiss-Wright Corp.	2,943	422,144
Hexcel Corp.	6,440	389,684
Howmet Aerospace, Inc.	28,814	1,069,864
Huntington Ingalls Industries, Inc.	3,025	655,941
Mercury Systems, Inc. (a)	4,301	253,802
Spirit AeroSystems Holdings, Inc. Class A	8,020	263,216
Textron, Inc.	16,512	1,083,848
Woodward, Inc.	4,523	473,558
		5,581,887
Air Freight & Logistics - 0.1%
GXO Logistics, Inc. (a)	8,118	389,664
Airlines - 0.6%
Alaska Air Group, Inc. (a)	9,507	421,445
American Airlines Group, Inc. (a)(b)	49,640	680,564
Copa Holdings SA Class A (a)	2,375	159,648
JetBlue Airways Corp. (a)	24,649	207,545
		1,469,202
Building Products - 2.9%
A.O. Smith Corp.	9,855	623,526
Advanced Drain Systems, Inc.	4,715	559,199
Allegion PLC	6,735	711,890
Armstrong World Industries, Inc.	3,580	319,873
Builders FirstSource, Inc. (a)	13,213	898,484
Carlisle Companies, Inc.	3,952	1,170,187
Fortune Brands Home & Security, Inc.	10,036	699,308
Hayward Holdings, Inc. (a)(b)	5,352	62,458
Lennox International, Inc.	2,488	595,951
Owens Corning	7,447	690,635
The AZEK Co., Inc. (a)	8,712	180,164
Trex Co., Inc. (a)(b)	8,781	566,550
		7,078,225
Commercial Services & Supplies - 0.9%
Clean Harbors, Inc. (a)	3,917	382,260
Driven Brands Holdings, Inc. (a)	4,241	128,842
IAA, Inc. (a)	10,286	388,091
MSA Safety, Inc.	2,837	364,101
Stericycle, Inc. (a)(b)	7,044	330,152
Tetra Tech, Inc.	4,095	627,641
		2,221,087
Construction & Engineering - 1.7%
AECOM	10,243	737,496
MasTec, Inc. (a)	4,571	360,789
MDU Resources Group, Inc.	15,524	443,521
Quanta Services, Inc.	10,938	1,517,427
Valmont Industries, Inc.	1,615	438,440
Willscot Mobile Mini Holdings (a)	16,651	642,895
		4,140,568
Electrical Equipment - 2.0%
Acuity Brands, Inc.	2,649	483,178
ChargePoint Holdings, Inc. Class A (a)(b)	15,265	230,654
Hubbell, Inc. Class B	4,115	901,267
nVent Electric PLC	12,695	448,260
Plug Power, Inc. (a)(b)	39,919	851,871
Regal Rexnord Corp.	5,150	691,645
Sensata Technologies, Inc. PLC	11,921	530,127
Sunrun, Inc. (a)	15,782	515,914
Vertiv Holdings Co.	23,330	266,429
		4,919,345
Machinery - 3.6%
AGCO Corp.	4,770	519,548
Allison Transmission Holdings, Inc.	7,429	311,052
Crane Holdings Co.	3,615	357,632
Donaldson Co., Inc.	9,479	515,752
ESAB Corp.	3,895	160,552
Flowserve Corp.	10,007	338,637
Gates Industrial Corp. PLC (a)	8,508	104,648
Graco, Inc.	12,899	866,297
ITT, Inc.	6,416	481,392
Lincoln Electric Holdings, Inc.	4,306	609,041
Middleby Corp. (a)	4,178	604,515
Nordson Corp.	4,452	1,028,367
Oshkosh Corp.	5,046	434,461
Pentair PLC	12,646	618,263
Snap-On, Inc.	4,041	905,386
Timken Co.	4,790	313,170
Toro Co.	8,020	689,640
		8,858,353
Marine - 0.1%
Kirby Corp. (a)	4,587	290,999
Professional Services - 2.2%
Booz Allen Hamilton Holding Corp. Class A	10,090	968,438
CACI International, Inc. Class A (a)	1,780	538,076
Clarivate Analytics PLC (a)	36,822	533,551
Dun & Bradstreet Holdings, Inc.	19,322	304,515
FTI Consulting, Inc. (a)(b)	2,590	423,620
KBR, Inc.	10,654	567,112
Manpower, Inc.	4,028	315,835
Nielsen Holdings PLC	27,529	659,320
Robert Half International, Inc.	8,274	654,804
Science Applications International Corp.	4,278	414,410
		5,379,681
Road & Rail - 1.3%
AMERCO	691	371,122
Avis Budget Group, Inc. (a)(b)	2,285	415,939
Hertz Global Holdings, Inc. (b)	17,905	383,525
Knight-Swift Transportation Holdings, Inc. Class A	12,206	670,720
Landstar System, Inc.	2,833	443,591
Ryder System, Inc.	3,799	297,538
Schneider National, Inc. Class B	4,151	105,145
XPO Logistics, Inc. (a)	7,867	469,975
		3,157,555
Trading Companies & Distributors - 1.1%
Air Lease Corp. Class A	7,984	296,286
Core & Main, Inc. (b)	4,630	111,768
MSC Industrial Direct Co., Inc. Class A	3,551	293,526
SiteOne Landscape Supply, Inc. (a)	3,419	476,369
Univar Solutions, Inc. (a)	12,865	347,870
Watsco, Inc.	2,532	693,641
WESCO International, Inc. (a)	3,424	437,724
		2,657,184
TOTAL INDUSTRIALS		46,143,750
INFORMATION TECHNOLOGY - 15.2%
Communications Equipment - 1.1%
Ciena Corp. (a)	11,629	600,056
F5, Inc. (a)	4,646	777,555
Juniper Networks, Inc.	24,562	688,473
Lumentum Holdings, Inc. (a)	5,299	479,348
ViaSat, Inc. (a)	5,437	179,040
		2,724,472
Electronic Equipment & Components - 1.9%
Arrow Electronics, Inc. (a)	5,055	647,899
Avnet, Inc.	7,460	357,110
Cognex Corp.	13,354	680,787
II-VI, Inc. (a)	9,803	516,030
IPG Photonics Corp. (a)	2,668	284,355
Jabil, Inc.	10,595	628,707
Littelfuse, Inc.	1,858	518,140
National Instruments Corp.	10,050	381,900
TD SYNNEX Corp.	3,276	328,976
Vontier Corp.	12,367	319,069
		4,662,973
IT Services - 3.0%
Affirm Holdings, Inc. (a)(b)	13,493	362,152
Amdocs Ltd.	9,419	820,018
Concentrix Corp.	3,317	443,682
DXC Technology Co. (a)	18,802	594,143
Euronet Worldwide, Inc. (a)	3,700	363,599
Genpact Ltd.	13,874	667,062
Globant SA (a)	3,129	623,422
Jack Henry & Associates, Inc.	5,578	1,158,941
Kyndryl Holdings, Inc. (a)	13,851	145,020
Shift4 Payments, Inc. (a)	4,071	148,307
Switch, Inc. Class A	11,112	375,697
The Western Union Co.	29,572	503,315
Thoughtworks Holding, Inc.	6,543	102,463
Toast, Inc.	17,374	277,637
WEX, Inc. (a)	3,452	573,757
Wix.com Ltd. (a)	4,126	244,796
		7,404,011
Semiconductors & Semiconductor Equipment - 1.9%
Allegro MicroSystems LLC (a)	3,668	91,076
Cirrus Logic, Inc. (a)	4,381	374,400
Entegris, Inc.	11,407	1,253,629
First Solar, Inc. (a)	8,165	809,723
Lattice Semiconductor Corp. (a)	10,429	641,384
MKS Instruments, Inc.	4,265	504,123
Universal Display Corp.	3,338	385,405
Wolfspeed, Inc. (a)(b)	8,881	739,787
		4,799,527
Software - 7.0%
Alteryx, Inc. Class A (a)	4,558	220,744
AppLovin Corp. (a)	17,289	614,451
Aspen Technology, Inc. (a)	2,146	437,977
Avalara, Inc. (a)	6,660	582,217
Bentley Systems, Inc. Class B (b)	12,957	513,097
Bill.Com Holdings, Inc. (a)	7,499	1,012,965
Black Knight, Inc. (a)	11,878	780,147
CCC Intelligent Solutions Holdings, Inc. Class A (a)	12,996	129,830
Ceridian HCM Holding, Inc. (a)	10,518	576,071
Confluent, Inc. (a)	9,545	242,920
Coupa Software, Inc. (a)	5,782	378,258
Dolby Laboratories, Inc. Class A	4,935	381,969
DoubleVerify Holdings, Inc. (a)	4,865	111,554
Dropbox, Inc. Class A (a)	21,542	489,865
Dynatrace, Inc. (a)	15,286	575,212
Elastic NV (a)	5,860	468,155
Fair Isaac Corp. (a)	1,938	895,414
Five9, Inc. (a)	5,308	573,901
Guidewire Software, Inc. (a)	6,427	499,506
Informatica, Inc. (b)	2,792	63,937
Jamf Holding Corp. (a)(b)	5,012	122,493
Mandiant, Inc. (a)	17,650	402,067
Manhattan Associates, Inc. (a)	4,823	678,451
nCino, Inc. (a)(b)	4,329	139,783
NCR Corp. (a)	9,769	317,004
New Relic, Inc. (a)	3,965	240,557
NortonLifeLock, Inc.	43,391	1,064,381
Nutanix, Inc. Class A (a)	16,182	244,834
Paycor HCM, Inc. (b)	3,628	96,831
Paylocity Holding Corp. (a)	3,051	628,292
Pegasystems, Inc.	3,177	127,557
Procore Technologies, Inc. (a)	5,368	277,526
PTC, Inc. (a)	8,095	998,761
RingCentral, Inc. (a)	6,479	320,646
SentinelOne, Inc. (b)	13,176	327,424
Smartsheet, Inc. (a)	9,640	289,778
Teradata Corp. (a)	8,010	306,703
UiPath, Inc. Class A (a)	28,677	525,649
Zendesk, Inc. (a)	9,342	704,574
		17,361,501
Technology Hardware, Storage & Peripherals - 0.3%
Pure Storage, Inc. Class A (a)	21,623	613,012
TOTAL INFORMATION TECHNOLOGY		37,565,496
MATERIALS - 6.7%
Chemicals - 1.8%
Ashland Global Holdings, Inc.	3,893	391,130
Axalta Coating Systems Ltd. (a)	16,969	427,958
Element Solutions, Inc.	17,737	350,483
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	63,069	180,377
Huntsman Corp.	15,301	443,117
NewMarket Corp.	465	144,522
Olin Corp.	10,753	562,059
RPM International, Inc.	9,809	886,734
The Chemours Co. LLC	11,863	422,204
The Scotts Miracle-Gro Co. Class A	3,102	275,923
Valvoline, Inc.	13,768	443,605
		4,528,112
Construction Materials - 0.1%
Eagle Materials, Inc.	3,011	380,741
Containers & Packaging - 2.6%
Aptargroup, Inc.	5,032	542,248
Ardagh Group SA	5,444	72,841
Ardagh Metal Packaging SA (b)	11,460	77,470
Avery Dennison Corp.	6,258	1,191,899
Berry Global Group, Inc. (a)	10,023	577,826
Crown Holdings, Inc.	9,067	921,933
Graphic Packaging Holding Co.	23,504	522,964
Packaging Corp. of America	7,102	998,612
Sealed Air Corp.	11,202	684,666
Silgan Holdings, Inc.	6,462	287,559
Sonoco Products Co.	7,478	474,778
		6,352,796
Metals & Mining - 2.0%
Alcoa Corp.	14,164	720,806
Cleveland-Cliffs, Inc. (a)	39,839	705,549
MP Materials Corp. (a)(b)	6,973	234,084
Reliance Steel & Aluminum Co.	4,737	901,214
Royal Gold, Inc.	5,036	527,622
SSR Mining, Inc.	16,293	268,183
Steel Dynamics, Inc.	13,752	1,071,006
United States Steel Corp.	19,847	469,382
		4,897,846
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	6,256	398,069
TOTAL MATERIALS		16,557,564
REAL ESTATE - 9.9%
Equity Real Estate Investment Trusts (REITs) - 9.2%
American Campus Communities, Inc.	10,645	695,331
American Homes 4 Rent Class A	23,311	883,021
Americold Realty Trust	20,657	676,517
Apartment Income (REIT) Corp.	12,055	546,574
Brixmor Property Group, Inc.	22,923	531,355
Camden Property Trust (SBI)	7,968	1,124,285
Cousins Properties, Inc.	11,402	351,752
CubeSmart	17,179	788,001
Douglas Emmett, Inc.	12,989	307,060
EastGroup Properties, Inc.	3,161	539,077
EPR Properties	5,689	306,125
Equity Lifestyle Properties, Inc.	13,650	1,003,548
Federal Realty Investment Trust (SBI)	6,055	639,469
First Industrial Realty Trust, Inc.	10,124	525,942
Gaming & Leisure Properties	18,183	945,334
Healthcare Trust of America, Inc.	29,146	765,083
Highwoods Properties, Inc. (SBI)	7,983	283,955
Host Hotels & Resorts, Inc.	54,410	969,042
Hudson Pacific Properties, Inc.	10,794	162,342
Iron Mountain, Inc.	22,187	1,075,848
JBG SMITH Properties	8,868	225,602
Kilroy Realty Corp.	8,932	483,936
Kimco Realty Corp.	46,423	1,026,413
Lamar Advertising Co. Class A	6,645	671,544
Life Storage, Inc.	6,465	813,879
Medical Properties Trust, Inc.	45,644	786,903
National Retail Properties, Inc.	13,483	641,926
National Storage Affiliates Trust	6,524	357,776
Omega Healthcare Investors, Inc.	18,061	559,891
Park Hotels & Resorts, Inc.	17,779	277,175
Rayonier, Inc.	11,197	422,687
Regency Centers Corp.	13,170	848,543
Rexford Industrial Realty, Inc.	12,695	830,380
SL Green Realty Corp.	4,834	240,008
Spirit Realty Capital, Inc.	10,285	456,037
Store Capital Corp.	19,525	566,616
Vornado Realty Trust	13,560	412,088
		22,741,065
Real Estate Management & Development - 0.7%
Howard Hughes Corp. (a)	2,959	209,764
Jones Lang LaSalle, Inc. (a)	3,798	724,165
Opendoor Technologies, Inc. (a)(b)	35,384	173,735
WeWork, Inc. (a)(b)	9,988	47,643
Zillow Group, Inc.:
Class A (a)	4,473	156,555
Class C (a)(b)	12,598	439,418
		1,751,280
TOTAL REAL ESTATE		24,492,345
UTILITIES - 2.9%
Electric Utilities - 1.1%
Hawaiian Electric Industries, Inc.	8,360	353,628
IDACORP, Inc.	3,868	432,133
NRG Energy, Inc.	18,136	684,634
OGE Energy Corp.	15,347	630,455
Pinnacle West Capital Corp.	8,676	637,426
		2,738,276
Gas Utilities - 0.5%
National Fuel Gas Co.	6,736	487,282
UGI Corp.	16,090	694,444
		1,181,726
Independent Power and Renewable Electricity Producers - 0.5%
Brookfield Renewable Corp.	9,814	383,924
Vistra Corp.	32,765	846,975
		1,230,899
Multi-Utilities - 0.4%
NiSource, Inc.	31,210	948,784
Water Utilities - 0.4%
Essential Utilities, Inc.	17,785	923,753
TOTAL UTILITIES		7,023,438
TOTAL COMMON STOCKS (Cost $168,444,197)		245,889,360

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $99,400)	100,000	98,624

Money Market Funds - 5.3%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	413,746	413,829
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	12,726,422	12,727,695
TOTAL MONEY MARKET FUNDS (Cost $13,141,524)		13,141,524

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $181,685,121)	259,129,508
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(12,633,932)
NET ASSETS - 100.0%	246,495,576

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	2	Sep 2022	502,880	34,914	34,914

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $2,564,291.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $86,789.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	3,894,895	282,892,259	286,373,325	7,035	-	-	413,829	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	34,474,868	164,613,611	186,360,784	119,481	-	-	12,727,695	0.0%
Total	38,369,763	447,505,870	472,734,109	126,516	-	-	13,141,524

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,656,857	6,656,857	-	-
Consumer Discretionary	29,943,112	29,943,112	-	-
Consumer Staples	7,341,261	7,341,261	-	-
Energy	9,725,824	9,725,824	-	-
Financials	36,243,035	36,243,035	-	-
Health Care	24,196,678	24,196,678	-	-
Industrials	46,143,750	46,143,750	-	-
Information Technology	37,565,496	37,565,496	-	-
Materials	16,557,564	16,557,564	-	-
Real Estate	24,492,345	24,492,345	-	-
Utilities	7,023,438	7,023,438	-	-

U.S. Government and Government Agency Obligations	98,624	-	98,624	-

Money Market Funds	13,141,524	13,141,524	-	-
Total Investments in Securities:	259,129,508	259,030,884	98,624	-
Derivative Instruments:

Assets
Futures Contracts	34,914	34,914	-	-
Total Assets	34,914	34,914	-	-
Total Derivative Instruments:	34,914	34,914	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	34,914	0
Total Equity Risk	34,914	0
Total Value of Derivatives	34,914	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $12,480,248) - See accompanying schedule:	$245,987,984
Unaffiliated issuers (cost $168,543,597)
Fidelity Central Funds (cost $13,141,524)	13,141,524

Total Investment in Securities (cost $181,685,121)		$259,129,508
Cash		4,272
Dividends receivable		106,132
Distributions receivable from Fidelity Central Funds		26,056
Receivable for daily variation margin on futures contracts		6,640
Receivable from investment adviser for expense reductions		47,341
Total assets		259,319,949
Liabilities
Payable for fund shares redeemed	$6,182
Accrued management fee	23,340
Other payables and accrued expenses	76,486
Collateral on securities loaned	12,718,365
Total Liabilities		12,824,373
Net Assets		$246,495,576
Net Assets consist of:
Paid in capital		$73,225,937
Total accumulated earnings (loss)		173,269,639
Net Assets		$246,495,576
Net Asset Value , offering price and redemption price per share ($246,495,576 ÷ 25,039,987 shares)		$9.84

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$9,613,991
Interest		530
Income from Fidelity Central Funds (including $119,481 from security lending)		126,516
Total Income		9,741,037
Expenses
Management fee	$758,081
Custodian fees and expenses	113,281
Independent trustees' fees and expenses	2,848
Registration fees	38,768
Audit	53,840
Legal	8,134
Interest	11,415
Miscellaneous	3,963
Total expenses before reductions	990,330
Expense reductions	(628,745)
Total expenses after reductions		361,585
Net Investment income (loss)		9,379,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	291,891,068
Futures contracts	(375,510)
Total net realized gain (loss)		291,515,558
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(300,902,031)
Futures contracts	(33,998)
Total change in net unrealized appreciation (depreciation)		(300,936,029)
Net gain (loss)		(9,420,471)
Net increase (decrease) in net assets resulting from operations		$(41,019)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,379,452	$28,075,605
Net realized gain (loss)	291,515,558	654,501,560
Change in net unrealized appreciation (depreciation)	(300,936,029)	181,005,688
Net increase (decrease) in net assets resulting from operations	(41,019)	863,582,853
Distributions to shareholders	(379,158,551)	(165,880,066)
Share transactions
Proceeds from sales of shares	681,080,180	1,316,673,142
Reinvestment of distributions	377,431,403	165,691,380
Cost of shares redeemed	(1,520,231,280)	(3,014,462,118)
Net increase (decrease) in net assets resulting from share transactions	(461,719,697)	(1,532,097,596)
Total increase (decrease) in net assets	(840,919,267)	(834,394,809)

Net Assets
Beginning of period	1,087,414,843	1,921,809,652
End of period	$246,495,576	$1,087,414,843

Other Information
Shares
Sold	62,603,625	94,819,743
Issued in reinvestment of distributions	34,100,959	14,258,047
Redeemed	(137,731,803)	(200,707,173)
Net increase (decrease)	(41,027,219)	(91,629,383)

Fidelity® SAI Small-Mid Cap 500 Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.46	$12.19	$12.80	$12.95	$11.37
Income from Investment Operations
Net investment income (loss) A,B	.16	.20	.20	.19	.17
Net realized and unrealized gain (loss)	(1.07)	5.09	(.20) C	.46	1.62
Total from investment operations	(.91)	5.29	-	.65	1.79
Distributions from net investment income	(.22)	(.17)	(.22)	(.18)	(.13)
Distributions from net realized gain	(5.48)	(.85)	(.39)	(.63)	(.08)
Total distributions	(5.71) D	(1.02)	(.61)	(.80) D	(.21)
Net asset value, end of period	$9.84	$16.46	$12.19	$12.80	$12.95
Total Return E	(8.94)%	46.99%	(.03)% C	5.26%	15.91%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.14%	.13%	.13%	.22%	.23%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.08%	.13%
Expenses net of all reductions	.05%	.05%	.05%	.08%	.13%
Net investment income (loss)	1.35%	1.37%	1.66%	1.53%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$246,496	$1,087,415	$1,921,810	$1,862,285	$2,281,452
Portfolio turnover rate H	93%	69%	79%	41%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than .02 per share. Excluding this reimbursement, the total return would have been (.16)%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI Small-Mid Cap 500 Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to futures contracts, partnerships and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 81,520,248
Gross unrealized depreciation	(12,890,564)
Net unrealized appreciation (depreciation)	$ 68,629,684
Tax Cost	$ 190,499,824
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,074,994
Undistributed long-term capital gain	$ 102,564,961
Net unrealized appreciation (depreciation) on securities and other investments	$ 68,629,684
The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$ 14,893,150	$ 55,433,945
Long-term Capital Gains	364,265,401	110,446,121
Total	$ 379,158,551	$ 165,880,066
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Small-Mid Cap 500 Index Fund	643,453,149	1,454,950,283
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .11% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Small-Mid Cap 500 Index Fund	Borrower	$ 38,709,000.47%		$ 4,047
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Small-Mid Cap 500 Index Fund	$ 1,141
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Small-Mid Cap 500 Index Fund	$ 12,180	$ 12,713	$40,812
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Small-Mid Cap 500 Index Fund	$ 151,710,500.87%		$ 7,368
10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .05% of average net assets. This reimbursement will remain in place through November 30, 2023.Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $628,582.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $163.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Small-Mid Cap 500 Index Fund	99%
12. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Small-Mid Cap 500 Index Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap 500 Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI Small-Mid Cap 500 Index Fund	.05%
Actual		$ 1,000	$ 945.20	$ .24
Hypothetical- B		$ 1,000	$ 1,024.55	$ .25

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $292,236,459, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 60% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 65% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 19% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9868212.106
SV3-ANN-0922
Fidelity® SAI Real Estate Index Fund

Annual Report
July 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Real Estate Index Fund	-4.24%	5.27%	6.25%

A     From February 02, 2016

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Real Estate Index Fund on February 02, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US IMI Real Estate 25/25 Index and Fidelity Real Estate Linked Index performed over the same period.

21,000
20,000
18,000
16,000
14,000
12,000
$10,000
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$14,829 Fidelity® SAI Real Estate Index Fund
$17,584 MSCI US IMI Real Estate 25/25 Index
$14,841 Fidelity Real Estate Linked Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -4.24%, roughly in line with the -4.22% result of the benchmark MSCI US IMI Real Estate 25/25 index. Stocks in the real-estate related category returned roughly -9% and detracted most, followed by the office group, which returned -18%. Industrial positions returned roughly -3%, while exposure to the health care (-6%) and apartments (-3%) segments further hampered the fund's result. Conversely, self-storage companies rose roughly 10% and contributed most. So-called specialty stocks, which gained 9%, also helped. Adding further value during the period were lease (+6%) and hotel (+5%) real estate owners. Other notable contributors included the mixed industrial/office (+3%) and strip centers (+1%) categories. Turning to individual stocks, the biggest individual detractor was Zillow (-66%), from the real-estate related segment, followed by Equinix (-13%), which is in the industrial group. Another real-estate related stock, Redfin, returned -85% and hurt notably. Other key detractors were Digital Realty Trust (-11%), a stock in the mixed industrial/office category, as well as Alexandria Real Estate Equities (-15%), from the office group. Conversely, the top contributor was Public Storage (+11%), from the self-storage category. Within the industrial segment, exposure to Prologis (+6%) proved beneficial, as did Duke Realty (+26%) in the mixed industrial/office category. Realty Income, within the lease segment, rose about 13% and VICI Properties, within the specialty group, gained about 15% and further aided the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

American Tower Corp.	8.3
Prologis (REIT), Inc.	6.6
Crown Castle International Corp.	5.3
Equinix, Inc.	4.3
Public Storage	3.5
Realty Income Corp.	2.9
Welltower, Inc.	2.6
Digital Realty Trust, Inc.	2.5
SBA Communications Corp. Class A	2.5
Simon Property Group, Inc.	2.4
40.9

Top REIT Sectors (% of Fund's net assets)

REITs - Diversified	24.8
REITs - Apartments	12.1
REITs - Management/Investment	11.6
REITs - Warehouse/Industrial	9.3
REITs - Storage	7.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 0.2%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 94.7%
REITs - Apartments - 12.1%
American Campus Communities, Inc.	38,209	2,495,812
American Homes 4 Rent Class A	85,843	3,251,733
Apartment Investment & Management Co. Class A	39,660	329,971
AvalonBay Communities, Inc.	38,276	8,188,767
Bluerock Residential Growth (REIT), Inc.	7,379	193,846
Camden Property Trust (SBI)	26,962	3,804,338
Centerspace	4,078	350,259
Equity Residential (SBI)	97,802	7,666,699
Essex Property Trust, Inc.	17,906	5,130,606
Independence Realty Trust, Inc.	60,955	1,353,201
Invitation Homes, Inc.	167,100	6,521,913
Mid-America Apartment Communities, Inc.	31,639	5,876,311
UDR, Inc.	87,118	4,216,511
		49,379,967
REITs - Diversified - 24.8%
Alexander & Baldwin, Inc.	19,253	383,327
Apartment Income (REIT) Corp.	43,024	1,950,708
Apple Hospitality (REIT), Inc.	59,096	985,721
Armada Hoffler Properties, Inc. (a)	18,851	267,307
Broadstone Net Lease, Inc.	45,222	1,025,183
Cousins Properties, Inc.	40,744	1,256,952
Crown Castle International Corp.	118,522	21,412,185
Digital Realty Trust, Inc.	78,048	10,337,458
Duke Realty Corp.	104,920	6,563,795
EPR Properties	20,490	1,102,567
Equinix, Inc.	24,893	17,518,200
Gaming & Leisure Properties	64,503	3,353,511
Gladstone Commercial Corp.	11,166	233,928
Gladstone Land Corp.	9,238	250,442
Global Net Lease, Inc.	28,614	431,785
InvenTrust Properties Corp. (a)	18,302	524,718
Lamar Advertising Co. Class A	23,935	2,418,871
Necessity Retail (REIT), Inc./The	34,998	272,634
NexPoint Residential Trust, Inc.	6,266	416,940
One Liberty Properties, Inc.	4,692	130,203
Outfront Media, Inc.	35,325	652,100
Potlatch Corp.	19,211	941,915
Safehold, Inc.	5,434	231,706
SBA Communications Corp. Class A	29,832	10,017,287
Store Capital Corp.	68,763	1,995,502
Uniti Group, Inc. (a)	67,149	669,476
VICI Properties, Inc.	264,752	9,051,871
Vornado Realty Trust	44,815	1,361,928
Washington REIT (SBI)	22,922	508,181
WP Carey, Inc.	51,881	4,632,973
		100,899,374
REITs - Health Care - 7.4%
CareTrust (REIT), Inc.	27,177	561,205
Community Healthcare Trust, Inc.	6,889	268,327
Diversified Healthcare Trust (SBI)	64,552	111,675
Global Medical REIT, Inc.	19,032	231,810
Healthcare Trust of America, Inc.	104,390	2,740,238
Healthpeak Properties, Inc.	148,008	4,089,461
LTC Properties, Inc.	10,434	437,185
Medical Properties Trust, Inc. (a)	164,219	2,831,136
Physicians Realty Trust	61,128	1,086,245
Sabra Health Care REIT, Inc.	63,120	971,417
Universal Health Realty Income Trust (SBI)	3,620	195,118
Ventas, Inc.	109,273	5,876,702
Welltower, Inc.	122,428	10,570,434
		29,970,953
REITs - Health Care Facilities - 0.7%
National Health Investors, Inc. (a)	12,450	807,258
Omega Healthcare Investors, Inc.	65,861	2,041,691
		2,848,949
REITs - Hotels - 2.3%
Chatham Lodging Trust (b)	11,770	143,123
DiamondRock Hospitality Co.	58,645	544,226
Host Hotels & Resorts, Inc.	195,738	3,486,094
Park Hotels & Resorts, Inc.	65,360	1,018,962
Pebblebrook Hotel Trust	36,452	713,001
RLJ Lodging Trust	45,986	574,365
Ryman Hospitality Properties, Inc. (b)	14,430	1,277,632
Service Properties Trust	47,362	309,747
Summit Hotel Properties, Inc.	29,286	229,895
Sunstone Hotel Investors, Inc.	60,422	684,581
Xenia Hotels & Resorts, Inc. (b)	31,294	513,847
		9,495,473
REITs - Industrial Buildings - 0.4%
Stag Industrial, Inc.	49,455	1,621,135
REITs - Management/Investment - 11.6%
American Assets Trust, Inc.	14,238	430,415
American Tower Corp.	124,965	33,844,268
Empire State Realty Trust, Inc.	39,820	339,665
iStar Financial, Inc.	19,311	322,687
LXP Industrial Trust (REIT)	78,254	858,446
National Retail Properties, Inc.	48,020	2,286,232
Rayonier, Inc.	39,740	1,500,185
UMH Properties, Inc.	15,087	321,504
Weyerhaeuser Co.	204,919	7,442,658
		47,346,060
REITs - Manufactured Homes - 2.2%
Equity Lifestyle Properties, Inc.	48,456	3,562,485
Sun Communities, Inc.	31,947	5,238,030
		8,800,515
REITs - Office Buildings - 0.1%
Office Properties Income Trust (a)	13,174	273,756
REITs - Office Property - 5.1%
Alexandria Real Estate Equities, Inc.	41,837	6,935,738
Boston Properties, Inc.	40,902	3,728,626
Brandywine Realty Trust (SBI)	48,213	450,792
City Office REIT, Inc.	12,231	172,457
Corporate Office Properties Trust (SBI)	30,531	859,448
Douglas Emmett, Inc.	48,392	1,143,987
Easterly Government Properties, Inc.	22,572	457,534
Equity Commonwealth (b)	29,382	824,165
Franklin Street Properties Corp.	27,634	104,733
Highwoods Properties, Inc. (SBI)	29,119	1,035,763
Hudson Pacific Properties, Inc.	41,697	627,123
JBG SMITH Properties	31,336	797,188
Kilroy Realty Corp.	28,960	1,569,053
Orion Office (REIT), Inc.	15,656	171,277
Paramount Group, Inc.	46,161	362,364
Piedmont Office Realty Trust, Inc. Class A	33,724	464,042
SL Green Realty Corp.	17,787	883,125
Veris Residential, Inc. (b)	20,189	281,637
		20,869,052
REITs - Regional Malls - 2.7%
CBL & Associates Properties, Inc.	3,491	107,488
Simon Property Group, Inc.	90,207	9,800,088
Tanger Factory Outlet Centers, Inc.	29,033	472,367
The Macerich Co.	59,667	633,067
		11,013,010
REITs - Shopping Centers - 6.8%
Acadia Realty Trust (SBI)	24,643	422,135
Alexanders, Inc.	617	150,246
Brixmor Property Group, Inc. (a)	81,973	1,900,134
Federal Realty Investment Trust (SBI)	19,545	2,064,147
Kimco Realty Corp.	169,297	3,743,157
Kite Realty Group Trust	59,690	1,187,234
Phillips Edison & Co., Inc.	31,381	1,068,209
Realty Income Corp.	162,065	11,991,189
Regency Centers Corp.	42,414	2,732,734
Retail Opportunity Investments Corp.	34,338	599,541
RPT Realty	23,691	257,521
Saul Centers, Inc.	3,850	201,278
SITE Centers Corp.	53,029	774,754
Urban Edge Properties	32,946	541,303
Urstadt Biddle Properties, Inc. Class A	8,038	147,899
		27,781,481
REITs - Single Tenant - 1.3%
Agree Realty Corp.	19,622	1,561,715
Essential Properties Realty Trust, Inc.	36,526	881,007
Four Corners Property Trust, Inc.	22,167	647,941
Getty Realty Corp.	11,077	324,999
NETSTREIT Corp.	14,275	292,638
Spirit Realty Capital, Inc.	35,541	1,575,888
		5,284,188
REITs - Storage - 7.9%
CubeSmart	61,574	2,824,399
Extra Space Storage, Inc.	36,741	6,963,154
Iron Mountain, Inc.	79,406	3,850,397
Life Storage, Inc.	23,056	2,902,520
National Storage Affiliates Trust	24,531	1,345,280
Public Storage	43,191	14,097,974
		31,983,724
REITs - Warehouse/Industrial - 9.3%
Americold Realty Trust	73,491	2,406,830
EastGroup Properties, Inc.	11,425	1,948,420
First Industrial Realty Trust, Inc.	36,154	1,878,200
Industrial Logistics Properties Trust	18,839	188,955
Plymouth Industrial REIT, Inc.	11,279	217,234
Prologis (REIT), Inc.	203,009	26,910,873
Rexford Industrial Realty, Inc.	44,650	2,920,557
Terreno Realty Corp.	21,047	1,318,595
		37,789,664
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		385,357,301
Real Estate Management & Development - 4.8%
Diversified Real Estate Activities - 0.1%
The RMR Group, Inc.	3,804	109,974
The St. Joe Co.	9,048	380,197
		490,171
Real Estate Development - 0.2%
Forestar Group, Inc. (b)	5,545	76,743
Howard Hughes Corp. (b)	11,183	792,763
		869,506
Real Estate Operating Companies - 0.5%
Digitalbridge Group, Inc. (b)	156,921	859,927
FRP Holdings, Inc. (b)	1,290	76,110
Kennedy-Wilson Holdings, Inc.	32,198	665,211
WeWork, Inc. (a)(b)	49,966	238,338
		1,839,586
Real Estate Services - 4.0%
Anywhere Real Estate, Inc. (b)	31,749	315,268
CBRE Group, Inc. (b)	91,589	7,841,850
Compass, Inc. (a)(b)	65,655	250,802
Cushman & Wakefield PLC (b)	39,430	662,424
Doma Holdings, Inc. Class A (a)(b)	33,812	25,089
Douglas Elliman, Inc.	20,830	124,980
eXp World Holdings, Inc. (a)	20,476	304,273
Jones Lang LaSalle, Inc. (b)	13,612	2,595,400
Marcus & Millichap, Inc.	6,999	286,399
Newmark Group, Inc.	52,856	602,558
Offerpad Solutions, Inc. (a)(b)	17,800	37,558
Opendoor Technologies, Inc. (a)(b)	114,324	561,331
RE/MAX Holdings, Inc.	4,949	125,408
Redfin Corp. (a)(b)	29,110	253,257
Zillow Group, Inc.:
Class A (b)	11,230	393,050
Class C (a)(b)	51,211	1,786,240
		16,165,887
REITs - Shopping Centers - 0.0%
Seritage Growth Properties (a)(b)	10,025	120,501
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		19,485,651
TOTAL COMMON STOCKS (Cost $316,889,371)		404,842,952

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $99,400)	100,000	98,624

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	1,154,800	1,155,031
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	3,414,691	3,415,032
TOTAL MONEY MARKET FUNDS (Cost $4,570,063)		4,570,063

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $321,558,834)	409,511,639
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(2,724,981)
NET ASSETS - 100.0%	406,786,658

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CBOT Dow Jones U.S. Real Estate Index Contracts (United States)	25	Sep 2022	970,500	105,350	105,350
CME E-mini S&P MidCap 400 Index Contracts (United States)	4	Sep 2022	1,005,760	48,706	48,706

TOTAL FUTURES CONTRACTS					154,056
The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $98,624.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	-	66,334,508	65,179,477	3,509	-	-	1,155,031	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	11,396,932	70,458,552	78,440,452	14,431	-	-	3,415,032	0.0%
Total	11,396,932	136,793,060	143,619,929	17,940	-	-	4,570,063

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	404,842,952	404,842,952	-	-

U.S. Treasury Obligations	98,624	-	98,624	-

Money Market Funds	4,570,063	4,570,063	-	-
Total Investments in Securities:	409,511,639	409,413,015	98,624	-
Derivative Instruments:

Assets
Futures Contracts	154,056	154,056	-	-
Total Assets	154,056	154,056	-	-
Total Derivative Instruments:	154,056	154,056	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	154,056	0
Total Equity Risk	154,056	0
Total Value of Derivatives	154,056	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $3,309,911) - See accompanying schedule:	$404,941,576
Unaffiliated issuers (cost $316,988,771)
Fidelity Central Funds (cost $4,570,063)	4,570,063

Total Investment in Securities (cost $321,558,834)		$409,511,639
Cash		34,454
Receivable for fund shares sold		75,308
Dividends receivable		777,367
Distributions receivable from Fidelity Central Funds		4,492
Receivable for daily variation margin on futures contracts		12,402
Receivable from investment adviser for expense reductions		4,399
Total assets		410,420,061
Liabilities
Payable for fund shares redeemed	$150,243
Accrued management fee	22,392
Other payables and accrued expenses	45,318
Collateral on securities loaned	3,415,450
Total Liabilities		3,633,403
Net Assets		$406,786,658
Net Assets consist of:
Paid in capital		$287,505,509
Total accumulated earnings (loss)		119,281,149
Net Assets		$406,786,658
Net Asset Value , offering price and redemption price per share ($406,786,658 ÷ 33,950,566 shares)		$11.98

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$15,449,455
Interest		524
Income from Fidelity Central Funds (including $14,431 from security lending)		17,940
Total Income		15,467,919
Expenses
Management fee	$458,792
Custodian fees and expenses	16,214
Independent trustees' fees and expenses	2,231
Registration fees	26,207
Audit	51,365
Legal	622
Interest	10,846
Miscellaneous	2,575
Total expenses before reductions	568,852
Expense reductions	(95,411)
Total expenses after reductions		473,441
Net Investment income (loss)		14,994,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	65,314,791
Futures contracts	(429,145)
Total net realized gain (loss)		64,885,646
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(112,030,675)
Futures contracts	137,124
Total change in net unrealized appreciation (depreciation)		(111,893,551)
Net gain (loss)		(47,007,905)
Net increase (decrease) in net assets resulting from operations		$(32,013,427)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,994,478	$17,613,666
Net realized gain (loss)	64,885,646	30,097,842
Change in net unrealized appreciation (depreciation)	(111,893,551)	189,818,562
Net increase (decrease) in net assets resulting from operations	(32,013,427)	237,530,070
Distributions to shareholders	(38,757,231)	(16,700,258)
Share transactions
Proceeds from sales of shares	60,936,662	144,689,121
Reinvestment of distributions	38,748,944	16,698,031
Cost of shares redeemed	(369,953,984)	(207,219,025)
Net increase (decrease) in net assets resulting from share transactions	(270,268,378)	(45,831,873)
Total increase (decrease) in net assets	(341,039,036)	174,997,939

Net Assets
Beginning of period	747,825,694	572,827,755
End of period	$406,786,658	$747,825,694

Other Information
Shares
Sold	4,808,281	14,641,188
Issued in reinvestment of distributions	2,912,448	1,654,297
Redeemed	(30,563,748)	(18,761,090)
Net increase (decrease)	(22,843,019)	(2,465,605)

Fidelity® SAI Real Estate Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$13.17	$9.67	$11.88	$11.11	$11.08
Income from Investment Operations
Net investment income (loss) A,B	.29	.28	.36	.37	.33
Net realized and unrealized gain (loss)	(.79)	3.48	(2.20)	.79	.08
Total from investment operations	(.50)	3.76	(1.84)	1.16	.41
Distributions from net investment income	(.21)	(.26)	(.30)	(.37)	(.33)
Distributions from net realized gain	(.48)	-	(.07)	(.02)	(.05)
Total distributions	(.69)	(.26)	(.37)	(.39)	(.38)
Net asset value, end of period	$11.98	$13.17	$9.67	$11.88	$11.11
Total Return C	(4.24)%	39.72%	(16.04)%	10.79%	3.87%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.09%	.09%	.16%	.15%	.15%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	2.28%	2.58%	3.52%	3.31%	3.11%
Supplemental Data
Net assets, end of period (000 omitted)	$406,787	$747,826	$572,828	$104,696	$95,437
Portfolio turnover rate F	13%	53%	82%	9%	8%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity SAI Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A     Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to futures contracts,   capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 99,147,253
Gross unrealized depreciation	(12,022,287)
Net unrealized appreciation (depreciation)	$ 87,124,966
Tax Cost	$ 322,386,673
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,474,272
Undistributed long-term capital gain	$ 44,735,914
Net unrealized appreciation (depreciation) on securities and other investments	$ 87,124,966
Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(820,212)
Long-term	(11,418,962)
Total capital loss carryforward	$(12,239,174)
Due to large redemptions and then subscriptions in a prior period, approximately $12,239,174 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $70,663 of those capital losses per year to offset capital gains.
The Fund intends to elect to defer to its next fiscal year $3,814,831 of capital losses recognized during the period November 1, 2021 to July 31, 2022.
The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$ 27,359,843	$ 16,700,258
Long-term Capital Gains	11,397,388	-
Total	$ 38,757,231	$ 16,700,258

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Real Estate Index Fund	83,584,312	360,706,441

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .07% of the Fund's average net assets.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Real Estate Index Fund	Borrower	$ 10,442,256.87%		$ 10,846

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Real Estate Index Fund	$ 897

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Real Estate Index Fund	$ 1,465	$ 1	$8,312

9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .07% of average net assets. This reimbursement will remain in place through November 30, 2023. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $95,411.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Small-Mid Cap Fund
Fidelity SAI Real Estate Index Fund	22%

11. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Real Estate Index Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 13, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® SAI Real Estate Index Fund	.07%
Actual		$ 1,000	$ 941.80	$ .34
Hypothetical- B		$ 1,000	$ 1,024.45	$ .35

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2022, $69,349,470, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 0% and 1% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 1% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 51% and 87% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9870987.106
SV8-ANN-0922
Fidelity® Real Estate Index Fund

Annual Report
July 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Note to Shareholders :

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and - given the wide variability in outcomes regarding the outbreak - significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action - in concert with the U.S. Federal Reserve and central banks around the world - to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.
In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.
Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Index Fund	-4.21%	5.22%	6.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Index Fund on July 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US IMI Real Estate 25/25 Index and Fidelity Real Estate Linked Index performed over the same period.

33,000
30,000
25,000
20,000
15,000
10,000
$8,900
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$23,705 Fidelity® Real Estate Index Fund – Institutional Class

$28,194 MSCI US IMI Real Estate 25/25 Index

$23,893 Fidelity Real Estate Linked Index

Management's Discussion of Fund Performance
Market Recap:
The S&P 500® index returned -4.64% for the 12 months ending July 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), as the Fed again raised its benchmark interest rate by 0.75% but signaled that, at some point, it will likely slow the pace of tightening to assess the impact on the economy. For the full 12 months, growth-oriented communication services (-29%) and consumer discretionary (-10%) stocks lagged most. In contrast, energy (+67%) rode a surge in commodity prices and led by a wide margin, followed by the defensive utilities (+16%) and consumer staples (+7%) sectors.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2022, the fund returned -4.21%, roughly in line with the -4.22% result of the benchmark MSCI U.S. IMI Real Estate 25/25 index. Stocks in the real-estate related category returned roughly -9% and detracted most, followed by the office group, which returned -18%. Holdings within the unknown industry returned about -17% while industrial positions detracted roughly -4%. Exposure to the health care (-6%) and apartments (-3%) segments further hampered the fund's result. Conversely, self-storage companies rose roughly 9% and contributed most.   Specialty stocks, which gained 9%, also helped. Adding further value during the period were lease (+6%) firms and hotels (+4%). Other notable contributors included the mixed industrial/office (+3%) and strip centers (0%) categories. Turning to individual stocks, the biggest individual detractor was Zillow (-66%), from the real-estate related segment, followed by Equinix (-13%), which is in the industrial group. Among real-estate related positions, Redfin returned -85% and hurt notably. Other key detractors were Digital Realty Trust (-11%), a stock in the mixed industrial/office category, as well as Alexandria Real Estate Equities (-16%), from the office group. Conversely, the top contributor was Public Storage (+11%), from the self-storage category. Within the industrial segment, exposure to Prologis (+6%) proved beneficial, as did Duke Realty (+25%) in the mixed industrial/office category. Realty Income, within the lease segment, rose about 13% while VICI Properties, within the specialty group, gained about 14% and further aided the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

American Tower Corp.	8.3
Prologis (REIT), Inc.	6.6
Crown Castle International Corp.	5.3
Equinix, Inc.	4.3
Public Storage	3.5
Realty Income Corp.	2.9
Welltower, Inc.	2.6
Digital Realty Trust, Inc.	2.5
SBA Communications Corp. Class A	2.5
Simon Property Group, Inc.	2.4
40.9

Top REIT Sectors (% of Fund's net assets)

REITs - Diversified	24.8
REITs - Apartments	12.1
REITs - Management/Investment	11.6
REITs - Warehouse/Industrial	9.3
REITs - Storage	7.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 0.2%

Schedule of Investments July 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 94.6%
REITs - Apartments - 12.1%
American Campus Communities, Inc.	268,624	17,546,520
American Homes 4 Rent Class A	606,498	22,974,144
Apartment Investment & Management Co. Class A (a)	283,049	2,354,968
AvalonBay Communities, Inc.	269,807	57,722,510
Bluerock Residential Growth (REIT), Inc.	50,491	1,326,399
Camden Property Trust (SBI)	190,111	26,824,662
Centerspace	28,830	2,476,209
Equity Residential (SBI)	689,480	54,048,337
Essex Property Trust, Inc.	126,347	36,202,206
Independence Realty Trust, Inc.	429,470	9,534,234
Invitation Homes, Inc.	1,180,750	46,084,673
Mid-America Apartment Communities, Inc.	223,267	41,467,326
UDR, Inc.	614,585	29,745,914
		348,308,102
REITs - Diversified - 24.8%
Alexander & Baldwin, Inc.	135,235	2,692,529
Apartment Income (REIT) Corp.	303,388	13,755,612
Apple Hospitality (REIT), Inc.	416,915	6,954,142
Armada Hoffler Properties, Inc.	131,721	1,867,804
Broadstone Net Lease, Inc.	319,606	7,245,468
Cousins Properties, Inc.	286,893	8,850,649
Crown Castle International Corp.	836,239	151,074,938
Digital Realty Trust, Inc.	550,827	72,957,036
Duke Realty Corp.	740,361	46,316,984
EPR Properties	144,596	7,780,711
Equinix, Inc.	175,709	123,653,452
Gaming & Leisure Properties	454,930	23,651,811
Gladstone Commercial Corp.	78,823	1,651,342
Gladstone Land Corp.	65,410	1,773,265
Global Net Lease, Inc.	199,225	3,006,305
InvenTrust Properties Corp.	128,846	3,694,015
Lamar Advertising Co. Class A	168,986	17,077,725
Necessity Retail (REIT), Inc./The	244,746	1,906,571
NexPoint Residential Trust, Inc.	44,348	2,950,916
One Liberty Properties, Inc.	34,473	956,626
Outfront Media, Inc.	249,773	4,610,810
Potlatch Corp.	135,830	6,659,745
Safehold, Inc.	38,590	1,645,478
SBA Communications Corp. Class A	210,560	70,703,942
Store Capital Corp.	486,881	14,129,287
Uniti Group, Inc.	475,155	4,737,295
VICI Properties, Inc.	1,871,093	63,972,670
Vornado Realty Trust	316,855	9,629,223
Washington REIT (SBI)	158,596	3,516,073
WP Carey, Inc.	364,390	32,540,027
		711,962,451
REITs - Health Care - 7.4%
CareTrust (REIT), Inc.	193,437	3,994,474
Community Healthcare Trust, Inc.	49,926	1,944,618
Diversified Healthcare Trust (SBI)	462,886	800,793
Global Medical REIT, Inc.	135,974	1,656,163
Healthcare Trust of America, Inc.	736,742	19,339,478
Healthpeak Properties, Inc.	1,044,459	28,858,402
LTC Properties, Inc.	73,962	3,099,008
Medical Properties Trust, Inc.	1,159,876	19,996,262
Physicians Realty Trust	429,710	7,635,947
Sabra Health Care REIT, Inc.	446,733	6,875,221
Universal Health Realty Income Trust (SBI)	25,596	1,379,624
Ventas, Inc.	770,060	41,413,827
Welltower, Inc.	863,020	74,513,147
		211,506,964
REITs - Health Care Facilities - 0.7%
National Health Investors, Inc.	87,791	5,692,368
Omega Healthcare Investors, Inc.	465,366	14,426,346
		20,118,714
REITs - Hotels - 2.3%
Chatham Lodging Trust (b)	82,786	1,006,678
DiamondRock Hospitality Co.	414,097	3,842,820
Host Hotels & Resorts, Inc.	1,381,888	24,611,425
Park Hotels & Resorts, Inc.	461,441	7,193,865
Pebblebrook Hotel Trust	257,441	5,035,546
RLJ Lodging Trust	325,068	4,060,099
Ryman Hospitality Properties, Inc. (b)	102,018	9,032,674
Service Properties Trust	335,583	2,194,713
Summit Hotel Properties, Inc.	207,365	1,627,815
Sunstone Hotel Investors, Inc.	426,263	4,829,560
Xenia Hotels & Resorts, Inc. (b)	221,665	3,639,739
		67,074,934
REITs - Industrial Buildings - 0.4%
Stag Industrial, Inc.	350,600	11,492,668
REITs - Management/Investment - 11.6%
American Assets Trust, Inc.	100,965	3,052,172
American Tower Corp.	881,544	238,748,561
Empire State Realty Trust, Inc.	280,790	2,395,139
iStar Financial, Inc.	136,693	2,284,140
LXP Industrial Trust (REIT)	552,333	6,059,093
National Retail Properties, Inc.	338,476	16,114,842
Rayonier, Inc.	280,440	10,586,610
UMH Properties, Inc.	107,477	2,290,335
Weyerhaeuser Co.	1,446,571	52,539,459
		334,070,351
REITs - Manufactured Homes - 2.2%
Equity Lifestyle Properties, Inc.	342,322	25,167,513
Sun Communities, Inc.	225,941	37,045,286
		62,212,799
REITs - Office Buildings - 0.1%
Office Properties Income Trust	93,643	1,945,902
REITs - Office Property - 5.1%
Alexandria Real Estate Equities, Inc.	295,724	49,025,125
Boston Properties, Inc.	288,844	26,331,019
Brandywine Realty Trust (SBI)	340,204	3,180,907
City Office REIT, Inc.	86,948	1,225,967
Corporate Office Properties Trust (SBI)	216,243	6,087,240
Douglas Emmett, Inc.	342,200	8,089,608
Easterly Government Properties, Inc.	159,237	3,227,734
Equity Commonwealth (b)	201,655	5,656,423
Franklin Street Properties Corp.	189,240	717,220
Highwoods Properties, Inc. (SBI)	205,812	7,320,733
Hudson Pacific Properties, Inc.	294,545	4,429,957
JBG SMITH Properties	221,075	5,624,148
Kilroy Realty Corp.	204,924	11,102,782
Orion Office (REIT), Inc.	110,801	1,212,163
Paramount Group, Inc.	327,861	2,573,709
Piedmont Office Realty Trust, Inc. Class A	236,732	3,257,432
SL Green Realty Corp.	125,383	6,225,266
Veris Residential, Inc. (b)	140,482	1,959,724
		147,247,157
REITs - Regional Malls - 2.7%
CBL & Associates Properties, Inc.	24,881	766,086
Simon Property Group, Inc.	636,707	69,171,848
Tanger Factory Outlet Centers, Inc.	205,189	3,338,425
The Macerich Co.	421,513	4,472,253
		77,748,612
REITs - Shopping Centers - 6.8%
Acadia Realty Trust (SBI)	174,393	2,987,352
Alexanders, Inc.	4,181	1,018,115
Brixmor Property Group, Inc.	579,478	13,432,300
Federal Realty Investment Trust (SBI)	138,586	14,636,067
Kimco Realty Corp.	1,196,041	26,444,467
Kite Realty Group Trust	422,407	8,401,675
Phillips Edison & Co., Inc.	221,179	7,528,933
Realty Income Corp.	1,142,742	84,551,481
Regency Centers Corp.	300,182	19,340,726
Retail Opportunity Investments Corp.	241,534	4,217,184
RPT Realty	168,546	1,832,095
Saul Centers, Inc.	27,640	1,445,019
SITE Centers Corp.	374,086	5,465,396
Urban Edge Properties	234,048	3,845,409
Urstadt Biddle Properties, Inc. Class A	55,358	1,018,587
		196,164,806
REITs - Single Tenant - 1.3%
Agree Realty Corp.	138,527	11,025,364
Essential Properties Realty Trust, Inc.	258,694	6,239,699
Four Corners Property Trust, Inc.	155,832	4,554,969
Getty Realty Corp.	78,762	2,310,877
NETSTREIT Corp.	100,537	2,061,009
Spirit Realty Capital, Inc.	251,643	11,157,851
		37,349,769
REITs - Storage - 7.8%
CubeSmart	435,538	19,978,128
Extra Space Storage, Inc.	259,387	49,159,024
Iron Mountain, Inc.	560,331	27,170,450
Life Storage, Inc.	163,026	20,523,343
National Storage Affiliates Trust	172,934	9,483,701
Public Storage	304,611	99,428,077
		225,742,723
REITs - Warehouse/Industrial - 9.3%
Americold Realty Trust	518,629	16,985,100
EastGroup Properties, Inc.	80,697	13,762,066
First Industrial Realty Trust, Inc.	255,316	13,263,666
Industrial Logistics Properties Trust	135,372	1,357,781
Plymouth Industrial REIT, Inc.	78,585	1,513,547
Prologis (REIT), Inc.	1,432,653	189,912,482
Rexford Industrial Realty, Inc.	315,290	20,623,119
Terreno Realty Corp.	149,155	9,344,561
		266,762,322
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		2,719,708,274
Real Estate Management & Development - 4.8%
Diversified Real Estate Activities - 0.1%
The RMR Group, Inc.	26,418	763,744
The St. Joe Co.	64,173	2,696,549
		3,460,293
Real Estate Development - 0.2%
Forestar Group, Inc. (b)	39,976	553,268
Howard Hughes Corp. (b)	79,039	5,603,075
		6,156,343
Real Estate Operating Companies - 0.5%
Digitalbridge Group, Inc. (b)	1,109,800	6,081,704
FRP Holdings, Inc. (b)	8,393	495,187
Kennedy-Wilson Holdings, Inc.	223,452	4,616,518
WeWork, Inc. (a)(b)	353,833	1,687,783
		12,881,192
Real Estate Services - 4.0%
Anywhere Real Estate, Inc. (b)	225,196	2,236,196
CBRE Group, Inc. (b)	646,631	55,364,546
Compass, Inc. (a)(b)	461,240	1,761,937
Cushman & Wakefield PLC (b)	278,617	4,680,766
Doma Holdings, Inc. Class A (a)(b)	234,718	174,161
Douglas Elliman, Inc.	147,014	882,084
eXp World Holdings, Inc. (a)	143,005	2,125,054
Jones Lang LaSalle, Inc. (b)	96,213	18,344,933
Marcus & Millichap, Inc.	49,590	2,029,223
Newmark Group, Inc.	373,816	4,261,502
Offerpad Solutions, Inc. (a)(b)	127,759	269,571
Opendoor Technologies, Inc. (a)(b)	806,560	3,960,210
RE/MAX Holdings, Inc.	34,049	862,802
Redfin Corp. (a)(b)	206,086	1,792,948
Zillow Group, Inc.:
Class A (b)	111,702	3,909,570
Class C (a)(b)	329,257	11,484,484
		114,139,987
REITs - Shopping Centers - 0.0%
Seritage Growth Properties (a)(b)	73,193	879,780
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		137,517,595
TOTAL COMMON STOCKS (Cost $2,385,536,121)		2,857,225,869

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.23% 1/26/23 (d) (Cost $596,397)	600,000	591,745

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 2.01% (e)	10,487,863	10,489,960
Fidelity Securities Lending Cash Central Fund 2.01% (e)(f)	21,328,858	21,330,991
TOTAL MONEY MARKET FUNDS (Cost $31,820,951)		31,820,951

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $2,417,953,469)	2,889,638,565
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(15,641,758)
NET ASSETS - 100.0%	2,873,996,807

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CBOT Dow Jones U.S. Real Estate Index Contracts (United States)	151	Sep 2022	5,861,820	619,153	619,153
CME E-mini S&P MidCap 400 Index Contracts (United States)	40	Sep 2022	10,057,600	208,365	208,365

TOTAL FUTURES CONTRACTS					827,518
The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $591,745.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 2.01%	11,341,337	457,639,818	458,491,195	26,641	-	-	10,489,960	0.0%
Fidelity Securities Lending Cash Central Fund 2.01%	32,717,636	344,827,465	356,214,110	82,515	-	-	21,330,991	0.1%
Total	44,058,973	802,467,283	814,705,305	109,156	-	-	31,820,951

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	2,857,225,869	2,857,225,869	-	-

U.S. Treasury Obligations	591,745	-	591,745	-

Money Market Funds	31,820,951	31,820,951	-	-
Total Investments in Securities:	2,889,638,565	2,889,046,820	591,745	-
Derivative Instruments:

Assets
Futures Contracts	827,518	827,518	-	-
Total Assets	827,518	827,518	-	-
Total Derivative Instruments:	827,518	827,518	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	827,518	0
Total Equity Risk	827,518	0
Total Value of Derivatives	827,518	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		July 31, 2022

Assets
Investment in securities, at value (including securities loaned of $20,662,085) - See accompanying schedule:	$2,857,817,614
Unaffiliated issuers (cost $2,386,132,518)
Fidelity Central Funds (cost $31,820,951)	31,820,951

Total Investment in Securities (cost $2,417,953,469)		$2,889,638,565
Segregated cash with brokers for derivative instruments		118,957
Receivable for fund shares sold		3,305,089
Dividends receivable		5,477,960
Distributions receivable from Fidelity Central Funds		26,266
Receivable for daily variation margin on futures contracts		116,273
Total assets		2,898,683,110
Liabilities
Payable for fund shares redeemed	$3,207,353
Accrued management fee	157,994
Collateral on securities loaned	21,320,956
Total Liabilities		24,686,303
Net Assets		$2,873,996,807
Net Assets consist of:
Paid in capital		$2,562,038,072
Total accumulated earnings (loss)		311,958,735
Net Assets		$2,873,996,807
Net Asset Value , offering price and redemption price per share ($2,873,996,807 ÷ 164,909,822 shares)		$17.43

Statement of Operations
		Year ended July 31, 2022
Investment Income
Dividends		$75,293,951
Interest		3,318
Income from Fidelity Central Funds (including $82,515 from security lending)		109,156
Total Income		75,406,425
Expenses
Management fee	$2,096,588
Independent trustees' fees and expenses	9,621
Interest	1,321
Total expenses before reductions	2,107,530
Expense reductions	(209)
Total expenses after reductions		2,107,321
Net Investment income (loss)		73,299,104
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	15,827,659
Futures contracts	(1,641,827)
Total net realized gain (loss)		14,185,832
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(219,436,454)
Futures contracts	596,263
Total change in net unrealized appreciation (depreciation)		(218,840,191)
Net gain (loss)		(204,654,359)
Net increase (decrease) in net assets resulting from operations		$(131,355,255)

Statement of Changes in Net Assets

	Year ended July 31, 2022	Year ended July 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$73,299,104	$60,521,598
Net realized gain (loss)	14,185,832	(72,212,310)
Change in net unrealized appreciation (depreciation)	(218,840,191)	832,915,651
Net increase (decrease) in net assets resulting from operations	(131,355,255)	821,224,939
Distributions to shareholders	(42,077,828)	(63,006,932)
Share transactions
Proceeds from sales of shares	892,386,902	886,460,485
Reinvestment of distributions	37,344,832	56,453,099
Cost of shares redeemed	(821,916,537)	(844,105,696)
Net increase (decrease) in net assets resulting from share transactions	107,815,197	98,807,888
Total increase (decrease) in net assets	(65,617,886)	857,025,895

Net Assets
Beginning of period	2,939,614,693	2,082,588,798
End of period	$2,873,996,807	$2,939,614,693

Other Information
Shares
Sold	48,869,785	57,934,745
Issued in reinvestment of distributions	1,946,305	4,009,622
Redeemed	(45,350,781)	(55,837,169)
Net increase (decrease)	5,465,309	6,107,198

Fidelity® Real Estate Index Fund

Years ended July 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.44	$13.58	$16.82	$15.76	$15.70
Income from Investment Operations
Net investment income (loss) A,B	.44	.39	.51	.53	.46
Net realized and unrealized gain (loss)	(1.19)	4.88	(3.15)	1.13	.13
Total from investment operations	(.75)	5.27	(2.64)	1.66	.59
Distributions from net investment income	(.26)	(.41)	(.47)	(.50)	(.44)
Distributions from net realized gain	-	-	(.13)	(.10)	(.09)
Total distributions	(.26)	(.41)	(.60)	(.60)	(.53)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$17.43	$18.44	$13.58	$16.82	$15.76
Total Return D	(4.21)%	39.73%	(16.34)%	10.84%	3.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.07%	.07%	.07%	.07%	.07%
Expenses net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Expenses net of all reductions	.07%	.07%	.07%	.07%	.07%
Net investment income (loss)	2.45%	2.53%	3.32%	3.33%	3.12%
Supplemental Data
Net assets, end of period (000 omitted)	$2,873,997	$2,939,615	$2,082,589	$2,256,495	$380,099
Portfolio turnover rate G	10%	44%	26%	10%	6%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2022

1. Organization.
Fidelity Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.
The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:
Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value the Fund's investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2022 is included at the end of the Fund's Schedule of Investments.
Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.
Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.
Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 654,947,344
Gross unrealized depreciation	(198,754,006)
Net unrealized appreciation (depreciation)	$ 456,193,338
Tax Cost	$2,433,445,227
The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 25,484,791
Capital loss carryforward	$ (169,719,394)
Net unrealized appreciation (depreciation) on securities and other investments	$ 456,193,338
Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(67,548,644)
Long-term	(102,170,750)
Total capital loss carryforward	$ (169,719,394)
The tax character of distributions paid was as follows:

	July 31, 2022	July 31, 2021
Ordinary Income	$ 42,077,828	$ 63,006,932
Long-term Capital Gains	-	-
Total	$ 42,077,828	$ 63,006,932
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.
Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.
Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.
Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Real Estate Index Fund	498,617,025	286,260,858
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .07% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.
Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Index Fund	Borrower	$ 9,424,000.63%		$ 1,321
Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Index Fund	$ 8,431	$ 1	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $209.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Coronavirus (COVID-19) Pandemic.
An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Real Estate Index Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 297 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Marie L. Knowles (1946)
Year of Election or Appointment: 2001
Trustee
Ms. Knowles also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as a member of the Board of McKesson Corporation (healthcare service, 2002-2021). In addition, Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity ® funds.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Kenneth B. Robins (1969)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2022 to July 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During Period- C February 1, 2022 to July 31, 2022

Fidelity® Real Estate Index Fund	.07%
Actual		$ 1,000	$ 941.50	$ .34
Hypothetical- B		$ 1,000	$ 1,024.45	$ .35

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 0%, 1%, and 25% of the dividends distributed in September, December and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 1%, 2% and 16% of the dividends distributed in September, December, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 99%, 98% and 84% of the dividends distributed in September, December, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018.  The Program is reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program.  The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds.  The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021.  The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.929343.110
URX-I-ANN-0922

Item 2.

Code of Ethics

As of the end of the period, July 31, 2022, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$35,200	$-	$8,600	$900
Fidelity SAI Real Estate Index Fund	$37,100	$-	$8,600	$900
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,600	$-	$7,300	$900
Fidelity SAI U.S. Large Cap Index Fund	$38,400	$-	$9,000	$900
Fidelity SAI U.S. Momentum Index Fund	$40,000	$-	$7,300	$900
Fidelity SAI U.S. Quality Index Fund	$40,000	$-	$7,600	$900

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$34,500	$-	$8,100	$900
Fidelity SAI Real Estate Index Fund	$36,200	$-	$9,200	$900
Fidelity SAI Small-Mid Cap 500 Index Fund	$40,000	$-	$6,900	$1,000
Fidelity SAI U.S. Large Cap Index Fund	$37,900	$-	$8,500	$1,000
Fidelity SAI U.S. Momentum Index Fund	$39,200	$-	$6,900	$1,000
Fidelity SAI U.S. Quality Index Fund	$39,500	$-	$6,900	$1,000

A Amounts may reflect rounding.

Services Billed by PwC

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI U.S. Value Index Fund (the “Fund(s)”):

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$36,400	$3,400	$9,300	$1,500

July 31, 2021 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$35,500	$3,500	$9,000	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2022A	July 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2022A	July 31, 2021 A
Audit-Related Fees	$7,914,600	$8,959,700
Tax Fees	$353,200	$11,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2022A	July 31, 2021A
Deloitte Entities	$511,400	$573,900
PwC	$13,249,400	$14,287,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	September 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2022